UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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HUNTSMAN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AN INVITATION FROM HUNTSMAN'S LEADERSHIP

DEAR FELLOW STOCKHOLDER:
We are pleased to invite you to attend Huntsman Corporation's 2017 Annual Meeting of Stockholders, which will be held on May 4, 2017, at 8:30 a.m., local time, at The Westin The Woodlands, 2 Waterway Square Place, The Woodlands, Texas 77380.

At this year's Annual Meeting, we will consider the matters described in this Proxy Statement. It is important that you use this opportunity to take part in the affairs of our company by voting on the business to come before the Annual Meeting.

During 2016, we focused on three strategic objectives to unlock stockholder value and position our company for long-term sustainable growth: improving free cash flow generation, expanding our downstream differentiated businesses and preparing for the separation of our Pigments & Additives business. We delivered on each of these objectives, while also strengthening our balance sheet and delivering impressive total stockholder return.

We plan to continue to adapt and transform our business to effectively compete in the chemical industry. Our Board of Directors is fully aligned with management as we pursue and deliver on our strategic and financial goals. We appreciate the confidence and trust that you have shown in our company.

Please vote as soon as possible
This Proxy Statement contains important information and you should read it carefully. Whether or not you plan to attend the Annual Meeting, we ask that you vote as soon as possible. You may vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials via mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying Proxy Statement.

PETER R. HUNTSMAN President and Chief Executive Officer

JON M. HUNTSMAN Executive Chairman of the Board
HUNTSMAN 2017 PROXY

HUNTSMAN CORPORATION
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

The Westin The Woodlands 2 Waterway Square Place The Woodlands, Texas 77380	May 4, 2017 8:30 a.m. Central Daylight Time

The Proxy Statement and 2016 Annual Report are available free of charge at www.proxyvote.com.

TO THE STOCKHOLDERS OF HUNTSMAN CORPORATION:

We are holding the 2017 Annual Meeting of Stockholder for the following purposes:

1.
To elect as directors the eight nominees named in the accompanying Proxy Statement.

2.
To approve on a non-binding advisory basis the compensation of our named executive officers.

3.
To approve on a non-binding advisory basis the preferred frequency of advisory votes on the compensation of our named executive officers.

4.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017.

5.
To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our Bylaws.

The above matters are fully described in the accompanying Proxy Statement, which is part of this notice. We have not received notice of any other matters that may be properly presented at the Annual Meeting.

Only stockholders of record at the close of business on March 10, 2017 are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 for 10 days prior to the Annual Meeting, beginning on April 24, 2017. If you would like to review the stockholder list during ordinary business hours, please contact Huntsman Investor Relations at 281-719-4610 or via email at ir@huntsman.com to schedule an appointment.

Even if you plan to attend the Annual Meeting, please vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. Please vote as promptly as possible to ensure that your shares are represented. Even if you have voted your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

David M. Stryker Secretary The Woodlands, Texas March 22, 2017
HUNTSMAN 2017 PROXY

PARTICIPATE IN OUR FUTURE, VOTE NOW

Your vote is important to us and allows you to participate in the future of our company.

Please cast your vote as soon as possible on the items listed below to ensure that your shares are represented.

PROPOSALS REQUIRING YOUR VOTE

		Board Recommendation	Votes Required for Approval	Unvoted Shares(1)	Abstentions

PROPOSAL 1	Election of Directors	FOR each nominee	Majority of votes cast	Do not count	Do not count
PROPOSAL 2	Non-Binding Advisory Vote on Named Executive Officer Compensation	FOR	Majority of shares present	Do not count	Count as a vote against
PROPOSAL 3	Non-Binding Advisory Vote on Preferred Frequency of Compensation Votes	1 YEAR	Majority of shares present(2)	Do not count	Count as a vote against
PROPOSAL 4	Ratification of Independent Registered Public Accounting Firm	FOR	Majority of shares present	Discretionary voting allowed	Count as a vote against

(1)
Based on New York Stock Exchange rules, if your shares are held through a broker, bank or other nominee, they do not have discretion to vote on your behalf on non-routine matters if you do not provide voting instructions.
(2)
Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider stockholders to have approved the frequency selected by holders of a plurality of the shares present.

VOTING OPTIONS

Even if you plan to attend our 2017 Annual Meeting in person, please read this Proxy Statement with care, and vote using any of the following methods. In all cases, have your proxy card or voting instruction form in hand and follow the instructions.

HUNTSMAN 2017 PROXY

VISIT THE ANNUAL MEETING WEBSITE

Visit the annual meeting website: www.proxyvote.com

•
Review and download easy to read, interactive versions of our Proxy Statement and 2016 Annual Report

•
Sign up for future electronic delivery to reduce costs

ATTEND OUR 2017 ANNUAL MEETING OF STOCKHOLDERS

8:30 a.m., local time, on Thursday, May 4, 2017
The Westin The Woodlands
2 Waterway Square Place
The Woodlands, Texas 77380

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you also will need to bring a copy of a statement reflecting your share ownership as of March 10, 2017.

HUNTSMAN 2017 PROXY

PROXY STATEMENT TABLE OF CONTENTS

HUNTSMAN 2017 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

HUNTSMAN PROXY STATEMENT SUMMARY

To assist you in reviewing the proposals to be voted upon, this summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

2017 ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Place:

May 4, 2017 8:30 a.m. local time	The Westin The Woodlands 2 Waterway Square Place The Woodlands, Texas 77380

Record Date:	Common Stock Outstanding as of the Record Date:

March 10, 2017	239,623,928

MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal		Board Recommendation

1.	Election of eight director nominees	FOR EACH NOMINEE
2.	Advisory vote to approve named executive officer compensation	FOR
3.	Advisory vote to approve preferred frequency of advisory votes on named executive officer compensation	1 YEAR
4.	Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017	FOR

DIRECTOR NOMINEES (PROPOSAL 1)

The following table provides summary information about each director nominee.

Nominee	Age	Director Since	Principal Occupation	Committees

Jon M. Huntsman	79	2005	Executive Chairman of Huntsman Corporation (our "Executive Chairman")	Litigation
Peter R. Huntsman	54	2005	President and Chief Executive Officer of Huntsman Corporation (our "CEO")	Litigation
Nolan D. Archibald	73	2005	Former Executive Chairman of Stanley Black & Decker	Compensation & Governance
Mary C. Beckerle	62	2011	Chief Executive Officer and Director of Huntsman Cancer Institute at the University of Utah	Audit & Governance
M. Anthony Burns	74	2010	Chairman Emeritus of Ryder System, Inc.	Audit & Governance
Sir Robert J. Margetts	70	2010	Deputy Chairman, OSJC Uralkali	Audit & Governance
Wayne A. Reaud	69	2005	Trial Lawyer	Compensation & Litigation
Alvin V. Shoemaker	78	2005	Private Investor	Compensation & Audit

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CORPORATE GOVERNANCE HIGHLIGHTS

75% of our directors are independent and all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent	✓
Our lead independent director, Nolan D. Archibald, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
Majority voting for director nominees	✓
No super-majority stockholder voting requirements	✓
We allow stockholders to request special meetings of stockholders	✓
We allow eligible stockholders to have director nominees in our proxy materials (proxy access)	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Stock ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of shares of our common stock by directors and executive officers	✓
Our Audit, Compensation and Nominating and Corporate Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

EXECUTIVE COMPENSATION (PROPOSAL 2)

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our 2017 Annual Meeting, our stockholders will again have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our named executive officers. We ask that our stockholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation." Please also read our "Compensation Discussion and Analysis" beginning on page 24 for more information regarding our executive compensation program in 2016.

Performance Highlights in 2016

As described in more detail throughout the "Compensation Discussion and Analysis" beginning on page 24, one of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our common stock as measured by total stockholder return ("TSR").

Historically, adjusted EBITDA was the primary financial metric used to measure our executive officers' performance under our annual cash performance award program. In response to feedback from the investment community, we publicly committed to generate free cash flow of $350 million in 2016. In connection with this commitment, we set a goal of improving working capital management by reducing days inventory outstanding ("DIO"). Accordingly, our 2016 annual cash performance award program

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included free cash flow and DIO targets, which together accounted for either 35% or 40% of the amount payable to each of our NEOs. Specific achievements in 2016 include the following:

• 2016 TSR was 73.4% vs. –48.3% in 2015.

•

Corporate free cash flow,(1) which has a significant impact on our liquidity, net debt and strategic planning, was $686 million vs. –$30 million in 2015. This was a record for our company and significantly exceeded our maximum goal.

• Days inventory outstanding, which measures our efficient use of working capital and drives free cash flow, were reduced by 12% on a yearly average basis, which exceeded our target goal by 3%.
• Corporate adjusted EBITDA,(1) which continues to be a key financial metric for our company and our stockholders, was $1,126.8 million, which was 89% of our target goal.
• Shared services fixed costs, which is used to evaluate the ability of shared service corporate departments to beat budgetary estimates, was $326.6 million and exceeded our maximum goal.

(1)
Throughout this Proxy Statement, we refer to our EBITDA, adjusted EBITDA and free cash flow, which are non-GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 66-67 of our annual report on Form 10-K for the year ended December 31, 2016 (the "2016 10-K"), as filed with the SEC on February 15, 2017.

How We Paid for Performance in 2016

Our executive compensation program is designed such that a significant portion of each officer's total target direct compensation is performance-based. On average, 72% of total target direct compensation of our NEOs was at risk, tied to annual performance measures and the performance of our common stock.

Mix of Total Target Direct Compensation in 2016(1)

(1)
"Total target direct compensation" consists of (i) annual base salary, (ii) the target annual cash performance award opportunity for 2016, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2016. The amounts actually realized by our NEOs with respect to the annual cash performance awards and long-term equity incentive awards granted in 2016 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

The greatest driver of the realizable value of compensation for our NEOs is the performance of our common stock price over time. The chart below provides comparisons of the target and realizable values of our CEO's compensation over the last three years as of the end of each year. In 2014 and 2015, when our stock price declined, the realizable value of compensation also declined. In 2016, when we experienced a 73.4% increase in TSR, the realizable value of compensation increased in a corresponding manner.

Realizable pay for each year is defined as the sum of: (1) salary, (2) annual cash performance award payout, and (3) the value of equity incentive awards granted in that year (i.e., performance share units at target, restricted stock units and the "in the money" value of stock options) calculated using our stock price as of the last trading day of each fiscal year.

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HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

2014, 2015 and 2016 CEO Aggregate Realizable Pay

Stockholder Outreach and Consideration of our 2016 Say-on-Pay Vote

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for both our stockholders and debt holders. As discussed above, going into 2016, the investment community had expressed the desire to see free cash flow generation improve. In designing our 2016 cash performance award program, the Compensation Committee took this feedback into consideration in determining to base a portion of our executive officers' compensation under our annual cash performance award program on achievement of free cash flow and DIO performance goals.

At our 2016 annual meeting, 76% of total votes cast (excluding abstentions) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2017, the Compensation Committee considered the overall support that prior say-on-pay proposal received and decided not to make significant changes to our executive compensation program design. However, the Compensation Committee did make changes to our 2017 peer group or "Proxy Peers," as defined below in "Compensation Discussion and Analysis—How We Determine Executive Compensation—Compensation Benchmarking." The Proxy Peers were modified to exclude some of the larger cap companies against whom we compete and were made partially in response to stockholder feedback and in connection with the transformation of our company as a result of the upcoming spin-off of our Pigments & Additives division.

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. In the past, based in part on stockholder feedback, the Compensation Committee has made changes to our compensation programs to further strengthen the alignment between our pay and performance. These changes have included the grant of performance share units to our NEOs targeting TSR relative to a group of peers, altering our Executive Chairman's equity-based grants to include performance share units and stock options, changes to the metric weightings of our Executive Chairman's annual cash performance award design and reducing his target and maximum achievable amounts.

PREFERRED FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES (PROPOSAL 3)

We believe that say-on-pay votes should be conducted every year so that stockholders may provide us with direct and timely input on our executive compensation program. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually and holding an annual advisory vote on executive compensation provides us with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year's advisory vote on executive compensation by the time of the following year's annual meeting of stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 4)

We ask that our stockholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.

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HUNTSMAN CORPORATION : PROXY STATEMENT

PART 1	INFORMATION ABOUT THE MEETING

GENERAL

This Proxy Statement is being furnished to the stockholders of Huntsman Corporation (the "Company") in connection with the solicitation of proxies by its Board of Directors (the "Board"). The proxies are to be voted at our 2017 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Westin The Woodlands, 2 Waterway Square Place, The Woodlands, Texas 77380, at 8:30 a.m., local time, on May 4, 2017, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Board is not aware of any other matters to be presented at the Annual Meeting.

The Board is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the cost of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card, the Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") and any additional information furnished by us to our stockholders. In addition to solicitation by mail, certain of our directors, officers and employees may, without extra compensation, solicit proxies by telephone, facsimile, electronic means and personal interview. We have retained D.F. King & Co., Inc. to help us distribute and solicit proxies and have agreed to pay them $14,000, plus reimbursement for out-of-pocket expenses, for these services. We will also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse them for postage and clerical expenses.

DELIVERY OF PROXY MATERIALS

On or about March 23, 2017, we mailed a Notice of Internet Availability to our stockholders of record and beneficial owners who owned shares of our common stock at the close of business on March 10, 2017. The Notice of Internet Availability contained instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper versions of these materials to you by mail, in connection with the solicitation of proxies by our Board for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1. WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Annual Meeting, stockholders will vote upon the matters outlined in the Notice of Annual Meeting of Stockholders, which are: (1) the election of eight directors; (2) a non-binding advisory vote to approve the compensation of our named executive officers, also referred to herein as our "NEOs;" (3) a non-binding advisory vote to approve the preferred frequency of advisory votes on the compensation of our NEOs; (4) the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2017; and (5) the consideration of any other matters properly presented at the Annual Meeting in accordance with our Fifth Amended and Restated Bylaws of Huntsman Corporation dated December 21, 2016 (our "Bylaws"). The Board is not aware of any other matters to be presented at the Annual Meeting. In addition, our management will report on our performance and respond to questions from stockholders following the adjournment of the formal business at the Annual Meeting.

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2. WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include: (1) the Notice of Annual Meeting of Stockholders; (2) this Proxy Statement; and (3) the 2016 Annual Report. If you requested a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the Annual Meeting.

Stockholders are referred to the 2016 Annual Report for financial and other information about our activities. The 2016 Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

3. WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Peter R. Huntsman, our President and Chief Executive Officer, also referred to herein as our "CEO," and David M. Stryker, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, will serve as proxies for the Annual Meeting pursuant to the proxy card solicited by our Board.

4. WHAT IS A PROXY STATEMENT?

A proxy statement is a document that the regulations of the U.S. Securities and Exchange Commission (the "SEC") require us to give you when we ask that you designate Peter R. Huntsman and David M. Stryker as proxies to vote on your behalf. This Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board and our executive officers.

5. HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Your Notice of Internet Availability, proxy card or voting instruction card (as applicable) contains instructions on how to:

•
view our proxy materials online at www.proxyvote.com; and

•
instruct us to send future proxy materials to you electronically by e-mail.

If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

6. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the Annual Meeting is March 10, 2017. Owners of record of our common stock at the close of business on the record date are entitled to:

•
receive notice of the Annual Meeting; and

•
vote at the Annual Meeting and any adjournments or postponements in accordance with our Bylaws.

At the close of business on March 10, 2017, there were 239,623,928 shares of our common stock outstanding, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting.

7. WHO MAY ATTEND THE ANNUAL MEETING?

All stockholders of record who owned shares of common stock at the close of business on March 10, 2017, or their duly appointed proxies, may attend the Annual Meeting and any adjournments or postponements thereof, as may our invited guests. "Street name stockholders," as described in Question 9 below, who owned shares of common stock at the close of business on March 10, 2017, may also attend subject to the requirements set forth in Questions 9 and 10 below. Seating is limited and admission is on a first-come, first-served basis. If you attend the Annual Meeting, you will need to bring your Notice of Internet Availability or proxy card, as applicable, a form of personal identification (such as a driver's license) and check in at the registration desk at the Annual Meeting. Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you also will need to bring a copy of a statement reflecting your share ownership as of March 10, 2017.

8. HOW MANY VOTES ARE REQUIRED TO HOLD THE ANNUAL MEETING?

The required quorum for the transaction of business at the Annual Meeting is a majority of all outstanding shares of our common stock entitled to vote in the election of directors at the Annual Meeting, represented in person or by proxy. Consequently, the presence, in person or by proxy, of the holders of at least 119,811,964 shares of our common stock is

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HUNTSMAN CORPORATION : PROXY STATEMENT

required to establish a quorum at the Annual Meeting. Shares that are voted with respect to a particular matter are treated as being present at the Annual Meeting for purposes of establishing a quorum.

9. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

Most stockholders hold their shares through a broker, bank or other nominee (i.e., in "street name") rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held in street name.

•
Stockholders of Record.  If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

•
Street Name Stockholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in "street name," and the Notice of Internet Availability or proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to instruct your broker, bank or other nominee how to vote and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. Your broker, bank or other or nominee has provided voting instructions for you to use in directing the broker, bank or other or nominee how to vote your shares. If you fail to provide sufficient instructions to your broker, bank or other nominee or nominee, they may be prohibited from voting your shares. See "If I am a street name holder, will my shares be voted if I do not provide my proxy?"

10. WHAT DIFFERENT METHODS CAN I USE TO VOTE?

Stockholders of Record:    Stockholders of record may (1) vote their shares in person at the Annual Meeting by completing a ballot; or (2) submit a proxy to have their shares voted by one of the following methods:

•
By Internet.    You may submit a proxy electronically on the Internet by following the instructions provided on the proxy card or Notice of Internet Availability. Please have your proxy card or Notice of Internet Availability in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 3, 2017.

•
By Telephone.    You may submit a proxy by telephone (from U.S. and Canada only) using the toll-free number listed on the proxy card or Notice of Internet Availability. Please have your proxy card or Notice of Internet Availability in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 3, 2017.

•
By Mail.    If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed reply envelope.

Street Name Stockholders:    Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By the Methods Listed on the Voting Instruction Form.    Please refer to the voting instruction form or other information forwarded by your bank, broker or other nominee to determine whether you may submit a proxy by telephone or on the Internet, following the instructions provided by the record holder.

•
In Person with a Proxy from the Record Holder.    You may vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee. Please consult the voting instruction form or other information sent to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

If you hold shares in BOTH street name and as a stockholder of record, YOU MUST VOTE SEPARATELY for each set of shares.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND YOU ALSO SUBMIT YOUR PROXY SO THAT YOUR VOTE WILL COUNT IF YOU ARE UNABLE TO ATTEND THE MEETING. SUBMITTING YOUR PROXY VIA INTERNET, TELEPHONE OR MAIL DOES NOT AFFECT YOUR ABILITY TO VOTE IN PERSON AT THE ANNUAL MEETING.

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11. WHAT IF I AM A STOCKHOLDER OF RECORD AND I DON'T SPECIFY A CHOICE FOR A MATTER WHEN RETURNING MY PROXY?

A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•
FOR the election of the eight director nominees named in this Proxy Statement;

•
FOR approval, on a non-binding advisory basis, of the compensation of our NEOs;

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1 YEAR for the preferred frequency, on a non-binding advisory basis, of advisory votes on the compensation of our NEOs; and

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously described, to be presented for consideration at the Annual Meeting.

12. IF I AM A STREET NAME STOCKHOLDER, WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

In some cases, your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under New York Stock Exchange ("NYSE") rules to cast votes on certain "routine" matters if they do not receive instructions from the beneficial holder. For example, ratification of the appointment of the independent registered public accounting firms is considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a "broker discretionary vote." When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." The election of directors, the advisory vote to approve NEO compensation and the advisory vote on the preferred frequency of advisory NEO compensation votes are not considered routine matters. Therefore, if you are a street name stockholder and do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes will have no effect on the outcome of these proposals.

13. WHAT VOTES ARE NEEDED FOR EACH PROPOSAL TO PASS AND IS BROKER DISCRETIONARY VOTING ALLOWED?

Proposal		Vote Required	Broker Discretionary Vote Allowed

(1)	Election of the eight director nominees	Majority of the votes cast	No
(2)	A non-binding advisory vote to approve the compensation of our NEOs	Majority of shares represented in person or by proxy and entitled to vote	No
(3)	A non-binding advisory vote to approve the preferred frequency of votes on the compensation of our NEOs	Majority of shares represented in person or by proxy and entitled to vote(1)	No
(4)	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017	Majority of shares represented in person or by proxy and entitled to vote	Yes

(1)
Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider stockholders to have approved the frequency selected by holders of a plurality of the shares present.
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HUNTSMAN CORPORATION : PROXY STATEMENT

14. WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under Rule 14a-8 and the provisions of our Bylaws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.

15. CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

If you are a stockholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

•
voting again by telephone or through the Internet prior to 11:59 p.m. Eastern Daylight Time on May 3, 2017;

•
requesting, completing and mailing in a new paper proxy card, as outlined in the Notice of Internet Availability;

•
giving written notice of revocation to our Corporate Secretary by mail to Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or by facsimile at (281) 719-4500; or

•
attending the Annual Meeting and voting in person.

If you are a street name stockholder, you must follow the instructions to revoke your proxy, if any, provided by your bank, broker or other nominee.

16. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that you have multiple accounts with our transfer agent, Computershare, and/or brokers, banks or other nominees. Please vote all of your shares. We recommend that you contact Computershare and/or your broker, bank or other nominee (as applicable) to consolidate as many accounts as possible under the same name and address. If you have multiple accounts with Computershare that you want to consolidate, please submit your request by mail to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX, 77842, or by telephone at 1-866-210-6997. Computershare may also be reached through its website at www.computershare.com.

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PART 2	BOARD OF DIRECTORS

DIRECTOR NOMINEES

Presented below is information with respect to our eight director nominees to be elected as directors at this year's Annual Meeting. In 2014, we amended our Certificate of Incorporation to provide that director nominees are elected to serve one year terms, which has resulted in our Board being fully declassified beginning in 2017. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should serve on the Board.

NOMINEES TO BE ELECTED AT THE ANNUAL MEETING (TERMS WILL EXPIRE IN 2018)

JON M. HUNTSMAN

Jon M. Huntsman, age 79, is the Executive Chairman of the Board, also referred to herein as our "Executive Chairman." Prior to his appointment as Executive Chairman in February 2009, Mr. Huntsman served as Chairman of the Board of our company since its formation in 2004 and the predecessors to our company since 1970, when he founded his first plastics company. Mr. Huntsman served as Chief Executive Officer of our company and our affiliated companies from 1970 to 2000. Mr. Huntsman is a director or manager, as applicable, of Huntsman International and certain of our other subsidiaries. In addition, Mr. Huntsman serves or has served as Chairman or as a member of numerous corporate, philanthropic and industry boards, including the American Red Cross, The Wharton School, University of Pennsylvania, Primary Children's Medical Center Foundation, the Chemical Manufacturers Association and the American Plastics Council. Mr. Huntsman was selected in 1994 as the chemical industry's top Chief Executive Officer for all businesses in Europe and North America. Mr. Huntsman was awarded the American Chemical Society's Lifetime Achievement Award in 2013. Mr. Huntsman was a U.S. Naval Gunnery Officer. Mr. Huntsman formerly served as Special Assistant to the President of the United States and as Vice Chairman of the U.S. Chamber of Commerce. He is the founding and principal benefactor of the Huntsman Cancer Institute. Mr. Huntsman was awarded the 2015 Carnegie Medal of Philanthropy, given to the most charitable and visionary philanthropists in America. Mr. Huntsman is the father of Peter R. Huntsman, our CEO.

The Board has concluded that Mr. Huntsman should continue to serve as the Executive Chairman for the following reasons, among others: (1) his vital role in the founding and history of our company enables him to provide the Board with important perspective and extensive knowledge of our business; (2) his extensive experience in the chemical industry allows him to advise the Board on our strategic and operational directives; and (3) his leadership and business skills enable him to lead our company and the Board as well as continually educate and advise the Board on our company's industry and related opportunities, issues, and challenges.

PETER R. HUNTSMAN

Peter R. Huntsman, age 54, has served as a director of our company and affiliated companies since 1994. Mr. Huntsman is President, Chief Executive Officer and a director of our company. Prior to his appointment in July 2000 as CEO, Mr. Huntsman had served as President and Chief Operating Officer since 1994. In 1987, after working for Olympus Oil since 1983, Mr. Huntsman joined Huntsman Polypropylene Corporation as Vice President before serving as Senior Vice President and General Manager. Mr. Huntsman has also served as Senior Vice President of Huntsman Chemical Corporation and as a Senior Vice President of Huntsman Packaging Corporation, a former subsidiary of our company. Mr. Huntsman is the son of Jon M. Huntsman, our Executive Chairman of the Board.

The Board has concluded that Mr. Huntsman should continue to serve as a director for the following reasons, among others: (1) his current position as our CEO enables him to bring invaluable operational, financial, regulatory and governance insights to the Board; and (2) his considerable role in the history and management of our company and its affiliates enables him to continually educate and advise the Board on our business, the chemical industry and related opportunities and challenges.

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NOLAN D. ARCHIBALD

Mr. Archibald, age 73, has served as a director since March 2005 and he is currently the Vice Chairman and Lead Independent Director of the Board. Mr. Archibald is also Chairman of the Nominating and Corporate Governance Committee (the "Governance Committee") and a member of the Compensation Committee. Mr. Archibald served as Executive Chairman of Stanley Black & Decker, Inc., a consumer and commercial products company, from March 2010 to March 2013. He served as President and Chief Executive Officer of The Black & Decker Corporation from 1986 until 2010, as well as Chairman of the Board of The Black & Decker Corporation from 1987 until 2010. In addition, Mr. Archibald serves as a director of Lockheed Martin Corporation and Brunswick Corporation.

The Board has concluded that Mr. Archibald should continue to serve as the Vice Chairman and Lead Independent Director of the Board for the following reasons, among others: (1) his extensive executive-level management experience gained with Stanley Black & Decker has given him leadership and business capabilities that provide the Board with a unique skill set and significant business and strategic insight; and (2) his extensive board experience as a director of other public companies enables him to contribute significantly to the Board's oversight responsibilities.

DR. MARY C. BECKERLE

Dr. Beckerle, age 62, has served as a director since May 2011. She serves as a member of the Audit Committee and the Governance Committee. Dr. Beckerle is an internationally recognized scientist who has served on numerous national scientific boards and committees, including the Advisory Committee to the Director of the U.S. National Institutes of Health and the Board of Directors of the American Association for Cancer Research. She currently serves on the Board of Directors of Johnson and Johnson, a publicly traded health care company. She is also a member of cancer policy and advisory boards at Harvard University, Georgetown University, the University of Pennsylvania, the National Center for Biological Sciences in Bangalore (India), and the Mechanobiology Institute of the National University of Singapore. Dr. Beckerle is a Distinguished Professor of Biology in the College of Science at the University of Utah, which she joined in 1986. Since 2006, Dr. Beckerle has served as Chief Executive Officer and Director of Huntsman Cancer Institute at the University of Utah. Dr. Beckerle served as President of the American Society for Cell Biology in 2006, held a Guggenheim Fellowship at the Curie Institute in Paris, and is an elected Fellow of the American Academy of Arts and Sciences. Dr. Beckerle has been named a National Association of Corporate Directors (NACD) Governance Fellow.

The Board has concluded that Dr. Beckerle should continue to serve as a director for the following reasons, among others: (1) her achievements and credentials in science and medical research enable her to provide the Board with a unique perspective and technical insights relevant to the chemical industry; (2) her international experience allows her to provide insights into challenges and opportunities related to our global business; (3) her extensive leadership, organizational planning, and management credentials enable her to offer practical insight with respect to our company's operational and strategic initiatives; and (4) her academic and public policy experience provides a valuable perspective in areas related to corporate governance, compliance and talent management.

M. ANTHONY BURNS

Mr. Burns, age 74, has served as a director since March 2010. He is Chairman of the Audit Committee and a member of the Governance Committee. Mr. Burns currently serves as Chairman Emeritus of Ryder System, Inc., a provider of transportation and logistics services, a position that he has held since 2002. Mr. Burns served in several positions at Ryder until his retirement in 2002, including Chairman of the Board from 1985 to 2002, Chief Executive Officer from 1983 to 2000 and President from 1979 to 1999. Prior to joining Ryder, Mr. Burns served in management of Mobil Oil Corporation. He is a Life Trustee of the University of Miami in Florida and is active in cultural and civic organizations in Florida.

The Board has concluded that Mr. Burns should continue to serve as a director for the following reasons, among others: (1) his long tenure as Chief Executive Officer of Ryder System, a major public company, provides the Board with valuable leadership and management insights; (2) his prior service on (and in some cases chairmanship of) the audit committees of other public companies has provided him with valuable financial expertise and enhances his ability to serve as chair of our Audit Committee; and (3) his executive compensation experience through prior service on the compensation committees of other public companies has provided him with exposure to, and insight from, CEOs and boards of other large companies.

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SIR ROBERT J. MARGETTS

Sir Robert, age 70, has served as a director since August 2010. He is a member of the Audit Committee and the Governance Committee. He currently serves as Deputy Chairman of PJSC Uralkali, a publicly traded potash fertilizer producer, and on the boards of government affiliated and privately held companies. Sir Robert previously served as a director of Anglo American PLC from 1998 to 2010, Chairman of Legal & General Group PLC from 2000 until 2010 and Chairman of BOC Group PLC from 2002 to 2006. Sir Robert served as Chairman—Europe of Huntsman Corporation from 2000 to August 2010. He worked for Imperial Chemical Industries (ICI) in various levels of increasing responsibility from 1969 to 2000, where he ultimately served as the Vice Chairman of its Main Board.

The Board has concluded that Sir Robert should continue to serve as a director for the following reasons, among others: (1) his more than 40 years' experience in the chemical industry, including experience with our company, enables him to provide our Board with advice and expertise relating to business and strategic initiatives; and (2) both his location in Europe and his extensive board and executive-level management experience running global businesses provides the Board with important insights and perspectives into the chemical industry in important international locations.

WAYNE A. REAUD

Mr. Reaud, age 69, has served as a director since March 2005. Mr. Reaud currently serves as Chairman of our Litigation Committee, which was formed in November 2008, and as a member of our Compensation Committee. Mr. Reaud is a trial lawyer and the founder of the law firm of Reaud, Morgan & Quinn. For over 40 years, he has represented clients in significant cases involving personal injury, product and premises liability, toxic torts and business litigation. Mr. Reaud has handled first impression mass tort litigation involving asbestos premises liability claims, including the largest asbestos product liability class action lawsuit in the history of Texas courts. He also represented the State of Texas in its landmark litigation against the tobacco industry. Mr. Reaud currently serves as Chairman of the Board of the Beaumont Foundation of America and is a Director of the Reaud Charitable Foundation. He is a Life Fellow of the Texas Bar Foundation and a Fellow of the International Society of Barristers, a member of the Philosophical Society and a member of the State Bar of Texas Grievance Committee. Mr. Reaud was chosen as the Most Distinguished Alumni of Texas Tech University Law School in 1998 and also chosen as the Most Distinguished Alumni of Lamar University in 2006. Mr. Reaud was awarded the Honorary Order of the Coif by the University of Texas in 2011. He is listed in Best Lawyers in America.

The Board has concluded that Mr. Reaud should continue to serve as a director for the following reasons, among others: (1) his legal expertise and extensive experience with complex and high-profile litigation enable him to advise the Board and our company on litigation risks and strategies; and (2) his commitment to community service and cultural affairs is valuable to the Board because of our company's significant focus on these areas.

ALVIN V. SHOEMAKER

Mr. Shoemaker, age 78, has served as a director since March 2005. Mr. Shoemaker serves as Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Shoemaker has been a private investor since his retirement as Chairman of the Board of First Boston Corporation and First Boston, Inc. in 1989, a position he assumed in 1983. Mr. Shoemaker also serves as a director of Wynn Resorts Limited, a publicly traded hotel and casino company.

The Board has concluded that Mr. Shoemaker should continue to serve as a director for the following reasons, among others: (1) his board experience gives him operational and financial oversight expertise and allows him to contribute insights on achieving business success in a diverse range of economic conditions and competitive environments; and (2) his executive-level experience at First Boston Corporation and First Boston, Inc. demonstrates proven leadership and business capabilities.

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DIRECTOR COMPENSATION

Our Corporate Governance Guidelines provide for compensation for our non-employee directors' services, in recognition of their time and skills. Annual compensation for our non-employee directors is composed of cash and stock-based equity compensation. Directors who are also our officers or employees do not receive additional compensation for serving on the Board. Cash compensation paid to our non-employee directors consists of an annual retainer (which for 2016 remained at the same level as in effect since 2012) and a supplemental retainer for the chairs and members of Board committees (which for 2016 remained at the same levels as in effect since 2009 and which are detailed in footnote (3) to the Director Compensation Table below). Stock-based equity compensation for 2016 consisted of awards granted under the Huntsman Corporation Stock Incentive Plan as amended and restated effective May 8, 2014 (the "Prior Stock Incentive Plan") in the form of stock or stock units, at the election of each director.

Maintaining a market-based compensation program for our non-employee directors enables our company to attract qualified members to serve on the Board. With the assistance Meridian Compensation Partners, LLC ("Meridian"), the Compensation Committee's independent compensation consultant, the Compensation Committee periodically reviews our non-employee director compensation practices and compares them to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.

We also offer non-employee directors the opportunity to participate in the Huntsman Outside Directors Elective Deferral Plan. This is an unfunded nonqualified deferred compensation plan established primarily for the purpose of providing our non-employee directors with the ability to defer the receipt of director fees. For 2016, Dr. Beckerle was the only non-employee director who elected to participate in this plan, and she elected to defer all 2016 fees. The investment choices available under this plan are identical to the investment choices available under our 401(k) plan, which are described in greater detail below under "Compensation Discussion and Analysis—Elements of Huntsman's Executive Compensation Program—Other Elements of Compensation." Benefits under the plan are payable in cash distributable either in a lump sum or in installments beginning 30 days after the director ceases to be a member of our Board.

Members of the Board may also participate in the Huntsman Director Matching Gift Program. Designed to demonstrate our commitment to worthy causes and to attract talented directors, our company will match charitable contributions made in cash up to a maximum of $10,000 per director per year for organizations located in the United States that are tax exempt pursuant to Section 501(c)(3) of the Internal Revenue Code.

The Compensation Committee believes that our total director compensation package is competitive with the compensation offered by other companies and is fair and appropriate in light of the responsibilities and obligations of our non-employee directors. Details of our non-employee director compensation program are below.

DIRECTOR COMPENSATION TABLE

The total 2016 compensation for our non-employee directors is shown in the following table:

Name(1)	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)(5)	Total ($)

Nolan D. Archibald	$225,000	$135,000	$10,000	$370,000

Mary C. Beckerle(2)	$165,000	$135,000	$8,900	$308,900

M. Anthony Burns	$195,000	$135,000	$10,000	$340,000

Sir Robert J. Margetts	$165,000	$135,000	$10,000	$310,000

Wayne A. Reaud	$175,000	$135,000	—	$310,000

Alvin V. Shoemaker	$185,000	$135,000	$10,000	$330,000

(1)
Jon M. Huntsman, our Executive Chairman, and Peter R. Huntsman, our CEO, served as directors of our company in 2016 but are not included in this table since they were also our employees during 2016. Jon M. Huntsman and Peter R. Huntsman did not receive any additional compensation in 2016 for their service as directors. Thus, their total compensation for service as executive officers of our company is shown in the Summary Compensation Table on page 40.
(2)
Dr. Beckerle elected to defer all 2016 fees under the Huntsman Outside Directors Elective Deferral Plan.
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(3)
For 2016, non-employee directors received the following cash retainers:

Director	Annual Retainer	Audit Committee		Compensation Committee		Governance Committee		Litigation Committee		Lead Independent Director

Nolan D. Archibald	$135,000	—		$10,000		$30,000	*	—		$50,000

Mary C. Beckerle	$135,000	$20,000		—		$10,000		—		—

M. Anthony Burns	$135,000	$50,000	*	—		$10,000		—		—

Sir Robert J. Margetts	$135,000	$20,000		—		$10,000		—		—

Wayne A. Reaud	$135,000	—		$10,000		—		$30,000	*	—

Alvin V. Shoemaker	$135,000	$20,000		$30,000	*	—		—		—

*
Non-employee directors receive an additional $20,000 annual fee for service on the Audit Committee and a $10,000 annual fee for service on each other committee. In addition, non-employee directors receive an additional retainer for service as committee chair of $30,000 for the Audit Committee and $20,000 for each of the other committees. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors.
(4)
This column represents the aggregate grant date fair value of fully vested stock awards or stock unit awards granted in 2016, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718 ("FASB ASC Topic 718"). Each director received a stock award or stock unit award of 15,237 shares based on the grant date fair value of $8.86 per share. The shares underlying stock unit awards are deliverable upon termination of service. See "Note 23. Stock-Based Compensation Plan" to our consolidated financial statements in the 2016 10-K for additional detail regarding assumptions underlying the value of these equity awards.
(5)
Messrs. Archibald, Burns, Margetts and Shoemaker and Dr. Beckerle each donated to Section 501(c)(3) tax exempt organizations of their choice in 2016. On behalf of each of these directors, we matched their charitable contributions up to $10,000 through our Huntsman Director Matching Gift Program.
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PART 3	CORPORATE GOVERNANCE

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to stockholders and to our company. Key corporate governance principles observed by the Board and our company include:

75% of our directors are independent and all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent	✓
Our lead independent director, Nolan D. Archibald, chairs executive sessions of our independent directors at all regular meetings	✓
Declassified board of directors	✓
Majority voting for director nominees	✓
No super-majority stockholder voting requirements	✓
We allow stockholders to request special meetings of stockholders	✓
We allow eligible stockholders to have director nominees in our proxy materials (proxy access)	✓
We separate the offices of Chairman of the Board and Chief Executive Officer	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Stock ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of shares of our common stock by directors and executive officers	✓
Our Audit, Compensation and Nominating and Corporate Governance committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

BOARD GOVERNANCE

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. During 2016, the Board met eight times, the non-management directors met in executive session four times and the independent directors met in executive session four times. During 2016, each director attended at least 75% of the aggregate of:

•
the total number of meetings of the Board; and

•
the total number of meetings held by all Board committees on which such person served.

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS OF THE BOARD

According to our Bylaws, the Chairman of the Board is elected by all of the directors on the Board to preside at all meetings of the Board and stockholders. The Chairman of the Board is also required to make reports to the Board and the stockholders and to ensure that all orders and resolutions of the Board and any of its committees are carried into effect. Our Bylaws also allow the Board to elect an Executive Chairman. If elected, the Executive Chairman fills the role of Chairman of the Board and has other powers and duties including, among others, consulting on the strategic vision of our company, promoting Huntsman's interests through his influence and global ties and serving as a facilitator for communication between our officers and the Board. In accordance with our Corporate Governance Guidelines, the Executive Chairman is also responsible for establishing the agenda for each Board meeting. At the beginning of the year, the Executive Chairman establishes a schedule of agenda

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subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is also free to suggest the inclusion of additional items on the agenda and to raise subjects at any Board meeting that are not on the agenda for that meeting. Jon M. Huntsman is currently the Executive Chairman. As such, he also fills the role of Chairman of the Board.

In accordance with our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Bylaws expressly allow our Chairman of the Board to also serve as President or Chief Executive Officer, if so elected by the Board. Currently, the Chairman of the Board does not serve as President or Chief Executive Officer. The Board believes that this issue should be considered periodically as part of the succession planning process and that it is in the best interests of our company for the Board to make a determination regarding this issue each time it appoints a new Chief Executive Officer. Based on these principles, the Board may determine that it is appropriate in the future to combine the roles of Chairman of the Board and Chief Executive Officer.

Our Bylaws also allow the Board to elect one or more Vice Chairmen to preside at Board and stockholder meetings and to perform such other duties as may be delegated by the Board, in either case in the absence of Chairman of the Board. The Board believes that it obtains effective additional Board leadership through the role of the Vice Chairman, which is currently filled by Mr. Archibald, who also serves as Lead Independent Director. As Lead Independent Director, Mr. Archibald communicates with management on issues relevant to the independent directors and provides leadership on matters where management may have a conflict of interest. In accordance with our Corporate Governance Guidelines, non-management directors meet in executive session without management at each regularly scheduled Board meeting, or more frequently as needed at the call of one or more of our non-management directors. Our Corporate Governance Guidelines also require that our independent directors meet in executive session at least once annually without those non-management directors who are not independent, or more frequently as needed at the call of one or more of our independent directors. Mr. Archibald, who serves as Vice Chairman of the Board and Lead Independent Director, chairs these sessions.

We believe that the appropriate Board leadership structure for our company varies depending on the circumstances facing the Board and our company at any given time. For example, we have revised the Board's leadership structure in the past to address specific needs, such as the formation of a Litigation Committee (in November 2008) and the change of Jon M. Huntsman's role from Chairman to Executive Chairman (in February 2009) in recognition of his ongoing strategic leadership at both a Board and an executive level. We believe that our current Board leadership structure efficiently addresses our company's present needs and allows the Board to fulfill its role in exercising effective, independent oversight of our management on behalf of our stockholders. The Board further believes that we have in place effective structures, processes and arrangements to ensure that the work of the Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, as well as continued accountability of management.

BOARD INDEPENDENCE

It is important to our company that investors have confidence that the individuals serving as independent directors on the Board do not have relationships with us that impair their independence. Under NYSE corporate governance rules, the Board must have a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our company, either directly or as a partner, stockholder or officer of an organization that has a relationship with our company. To assist in making independence determinations, the Board has adopted independence criteria which can be found on our website at www.huntsman.com. Under these criteria, a director is not independent if:

•
The director is, or has been within the last three years, an employee of our company or an employee of any of our subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of our company.

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service). Compensation received by an immediate family member for service as an employee (other than an executive officer) of ours is not considered for purposes of this standard.

•
The (1) director or an immediate family member is a current partner of a firm that is our internal or external auditor; (2) director is a current employee of such a firm; (3) director has an immediate family member who is a current employee of such a firm and who personally works on our company's audit; or (4) director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time
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•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company's compensation committee.

•
The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company's consolidated gross revenues.

•
The director is an executive officer of any charitable or non-profit organization to which we have made, within the preceding three years, contributions in any single fiscal year that exceeded the greater of $1.0 million, or 2% of such charitable or non-profit organization's consolidated gross revenues.

With the assistance of company legal counsel, the Governance Committee has reviewed the applicable legal and NYSE standards for independence, as well as our independence criteria. Each year, the Governance Committee reviews: (i) a summary of the answers to annual questionnaires completed by each of the directors (and, if applicable, any nominees for director); and (ii) to the extent applicable, a report of transactions and relationships between each director (and, if applicable, any nominee for director) or any of such director's family members, and our company, our senior management or our independent registered public accounting firm. To the extent that such relationships do not change from year to year, the Governance Committee is informed that there have been no changes such relationships.

In conducting its independence review, the Governance Committee specifically considered the relationships discussed under "Additional Information—Certain Relationships and Related Transactions—Transactions" other than the compensation arrangements, which are reviewed by the Compensation Committee. In addition, the Governance Committee has considered Dr. Beckerle's position as CEO of the Huntsman Cancer Institute, or the Institute. The Governance Committee took into account the fact that Jon M. Huntsman has no ownership of the Institute, which is part of the University of Utah, a public institution owned by the State of Utah. The Governance Committee further considered that beginning a number of years ago, the Huntsman Cancer Foundation, a 501(c)(3) charity whose purpose is to help fund the Institute, has made stipend payments of $100,000 annually to the CEO of the Institute. The Governance Committee took into account that Jon M. Huntsman serves as Chairman Emeritus of the Huntsman Cancer Foundation, and that our company has no financial relationship with either the Huntsman Cancer Foundation or the Institute other than purchasing seats at a table for $10,000 at an annual fundraiser for the Institute.

On the basis of its review, the Governance Committee delivered a report to the full Board, and the Board made its independence determinations based on the Governance Committee's report and the supporting information. As a result of this review, the Board has determined that Messrs. Archibald, Burns, Reaud, Shoemaker, Sir Robert and Dr. Beckerle, who currently constitute a majority of the Board, are independent. These independent directors currently comprise, in full, the membership of the Audit, Compensation and Governance committees of the Board discussed below.

Jon M. Huntsman is not considered to be an independent director because he is employed by our company and is the father of Peter R. Huntsman, our CEO. Peter R. Huntsman is not considered to be an independent director because he is employed by our company and is the son of Jon M. Huntsman, our Executive Chairman.

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COMMITTEES OF THE BOARD

The Board has Audit, Compensation and Governance committees, each consisting of independent directors and structured as follows:

Director	Audit Committee	Compensation Committee	Governance Committee

Nolan D. Archibald

Dr. Mary C. Beckerle

M. Anthony Burns(1)

Sir Robert J. Margetts

Wayne A. Reaud

Alvin V. Shoemaker(1)

Number of meetings in 2016	7	5	4

Chair	Member
(1)
Designated as "audit committee financial expert" under SEC regulations

Each of these committees has a written charter approved by the Board. These charters are available on our website at www.huntsman.com. We will also furnish copies of the charters free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.

AUDIT COMMITTEE

Duties

• Sole responsibility for the appointment, retention and termination of our independent registered public accounting firm
• Responsible for the compensation and oversight of the work of our independent registered public accounting firm
• Monitors our independent registered public accounting firm's qualifications and independence
• Monitors the integrity of our financial statements
• Monitors the performance of our internal audit function and independent registered public accounting firm
• Monitors our compliance with legal and regulatory requirements applicable to financial and disclosure matters
• Monitors our enterprise-wide and financial risk exposures

Under the independence criteria that the Board has adopted, which can be found on our website at www.huntsman.com, a member of the Audit Committee will not be considered independent if:

•
The member receives directly or indirectly any consulting, advisory or other compensatory fee from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);

•
An immediate family member of the member receives any consulting, advisory or other compensatory fee from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);
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•
An entity in which the member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions, who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to us receives any consulting, advisory or other compensatory fee from us; or

•
The member is otherwise an affiliated person of our company.

Furthermore, under these independence standards, (1) each member of the Audit Committee must be financially literate, (2) at least one member of the Audit Committee must have accounting or related financial management expertise and qualify as an "audit committee financial expert" and (3) no member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies. For purposes of (2) above, the Board considers any Audit Committee member who satisfies the SEC's definition of "audit committee financial expert" to have accounting or related financial management expertise.

The Board has determined that each member of the Audit Committee is independent as that term is defined by the listing standards of the NYSE and Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and satisfies the additional independence criteria adopted by the Board and described above. The Board has also determined that each member of the Audit Committee, qualifies as an "audit committee financial expert" as defined by the regulations of the SEC. No member of the Audit Committee serves on more than two other public company audit committees.

COMPENSATION COMMITTEE

Duties

• Supports the Board in fulfilling its oversight responsibilities relating to senior management and director compensation
• Reviews, evaluates and approves our compensation programs, policies and plans including annual cash performance awards, equity-based compensation and compensation agreements*
• Reviews and approves compensation for our corporate and executive officers and their family members who are employees, and reviews and recommends compensation for our directors*
• Carries out its responsibilities under applicable securities laws and regulations relating to our proxy statement for the annual meeting of stockholders or other applicable report or filing
• Performs such other functions as the Board may assign from time to time

*
Please see "Compensation Discussion and Analysis—How We Determine Executive Compensation" for additional information on the Compensation Committee's processes and procedures for the consideration and determination of executive officer and director compensation.

The Compensation Committee's charter permits the Compensation Committee to form and delegate some or all of its authority to subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of both cash and equity award grants and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are non-employee directors or outside directors, or in some limited circumstances, to management.

The Compensation Committee typically meets at least four times each year to address various compensation issues and processes. Our CEO does not have the ability to call Compensation Committee meetings, but generally attends Compensation Committee meetings at the Compensation Committee's request to answer questions and provide input regarding the performance of our executive officers. However, the CEO is not present while decisions regarding his compensation are made. In addition, each Compensation Committee meeting includes an executive session without members of management present. The Compensation Committee regularly reports to the full Board regarding executive compensation matters.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Duties

• Ensures that our corporate governance system performs well
• Reviews and assesses the adequacy of our Corporate Governance Guidelines annually
• Monitors director independence
• Manages the Board's annual director evaluation process
• Assesses the appropriate balance of skills, characteristics and perspectives required for an effective Board
• Identifies, screens and recommends qualified director candidates
• Periodically reassesses the adequacy of the Board's size
• Oversees succession planning for our CEO
• Oversees our corporate compliance program

LITIGATION COMMITTEE

In addition to the independent committees described above, the Board also has a Litigation Committee. The Litigation Committee assists the Board by reviewing and assessing current and potential litigation and areas of legal exposure in which our company is or could be involved and making recommendations to the Board regarding legal matters. The members of the Litigation Committee are Wayne A. Reaud, who serves as the committee's Chair, Jon M. Huntsman and Peter R. Huntsman. The Litigation Committee generally meets quarterly in connection with our regularly scheduled Board meetings.

BOARD ROLE IN RISK OVERSIGHT

It is management's responsibility to assess and manage the various risks our company faces. It is the Board's responsibility to oversee management in this effort. The Audit Committee is responsible for administering the Board's oversight function, and seeks to understand our company's risk philosophy by having discussions with management to establish a mutual understanding of our company's overall appetite for risk. In exercising its oversight, the Audit Committee strives to effectively oversee our company's enterprise-wide and financial risk management in a way that balances managing risks while enhancing the long-term value of our company for the benefit of our stockholders. The Board understands that its focus on effective risk oversight is critical to setting our company's tone and culture towards effective risk management.

The Audit Committee maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages our company's most significant risk exposures. The Audit Committee receives regular presentations from management of our businesses and functions about significant risks the respective business or function faces to assist the Audit Committee in evaluating Huntsman's risk assessment and risk management policies and practices.

In addition, each of our other committees assesses risks related to such committee's oversight activities. For example, our Litigation Committee assesses risk from litigation and areas of legal exposure to which our company is or could be subject and makes recommendations to the Board regarding those matters. We believe that the oversight function of the Board and these committees combined with its active dialogue with management about effective risk management provides our company with the appropriate framework to help ensure effective risk oversight.

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DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

We believe that there are benefits to having members of the Board attend our annual meetings of stockholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual meeting. As a result, the Board has decided that director attendance at our annual meetings of stockholders should be strongly encouraged, but not required. All of our directors attended the 2016 annual meeting in person.

DIRECTOR QUALIFICATION STANDARDS AND DIVERSITY

The Governance Committee's minimum qualifications and specific qualities and skills required for directors are set forth in Section 1 of our Corporate Governance Guidelines, which are available on our website at www.huntsman.com. These Guidelines require that a majority of directors on the Board meet the criteria for independence required by the NYSE, and that each director functions consistent with the highest level of professional ethics and integrity. Each of our directors is expected to devote sufficient time and effort to learn the business of our company and the Board, to use his or her own unique skills and experiences to provide independent oversight to our business, to participate in a constructive and collegial manner, to exhibit a high level of commitment to our company and to exhibit independent thought and judgment. Although we do not have a separate diversity policy relating to the identification and evaluation of nominees for director, our Corporate Governance Guidelines require that the Governance Committee consider each candidate's background, ability, judgment, skills and experience in the context of the needs of the Board when evaluating director nominees. The Governance Committee believes it is important for Board members to possess skills and knowledge in the areas of leadership of large, complex organizations, finance, strategic planning, legal, government relations and relevant industries, especially the chemical industry. These considerations help the Board as a whole to have the appropriate mix of characteristics, skills and experiences for optimal functioning in its oversight of our company. As part of its periodic self-assessment process, the Governance Committee annually reviews and evaluates its performance, including the overall composition of the Board and the criteria that it uses for selecting nominees.

DIRECTOR NOMINATION PROCESS

The Governance Committee identifies director candidates through a variety of means, including recommendations from other Board members and management. From time to time, the Governance Committee may use third-party search consultants to identify director candidates. The Governance Committee also welcomes stockholder recommendations for candidates for the Board. All stockholder recommendations must comply with the notice requirements contained in Section 2.8 of our Bylaws, which require, among other things, detailed information concerning the stockholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), the name and address of the stockholder and specific information concerning such stockholder's interests in our company's securities, including derivative instruments. In addition, the notice must include the recommended candidate's name, biographical data, qualifications, details regarding any material monetary agreements between the stockholder and the proposed nominee, and a written questionnaire completed by the proposed nominee.

In December 2016, our Bylaws were amended to allow eligible stockholders to nominate a candidate for election to our Board for inclusion in our proxy materials in accordance with the "proxy access" provisions of our Bylaws, which are contained in Section 2.14. The "proxy access" provisions allow a stockholder, or a group of up to 20 stockholders (with funds having specified relationships constituting a single stockholder), who own (as defined in our Bylaws) three percent or more of our outstanding common stock continuously for at least three years, to nominate and include in the Company's proxy materials director candidates constituting up to two directors or 20% of the Board (rounded down to the nearest whole number), whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws (including similar information requirements to those set forth in Section 2.8 of our Bylaws).

Our Bylaws are available on our website at www.huntsman.com in the "Investor Relations" section. We will also furnish copies of our Bylaws free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. For additional information about stockholder nominations, including nominations for the 2018 annual meeting of stockholders, see "Stockholder Proposals and Director Nominations for the 2018 Annual Meeting."

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From time to time, the Governance Committee may request additional information from the nominee or the stockholder. The Governance Committee uses the same process to screen all potential candidates, regardless of the source of the recommendation. The Governance Committee determines whether the candidate meets our minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate. Except as described under "Stockholder Proposals and Director Nominations for the 2018 Annual Meeting," the procedures set forth in Section 2.8 of our Bylaws and our "proxy access" provisions of our Bylaws are the exclusive means for a stockholder to make director nominations or submit other proposals before an annual or special meeting of the stockholders.

STOCKHOLDER COMMUNICATIONS POLICY

Stockholders and other interested parties may communicate directly and confidentially with the Board, the non-management directors, the independent directors or the Lead Independent Director by sending a letter addressed to the intended recipients, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or by sending an e-mail specifying the intended recipients to CorporateSecretary@huntsman.com. The Corporate Secretary will review such communications and, if appropriate, forward them only to the intended recipients. Communications that do not relate to the responsibilities of the intended recipients as directors of Huntsman (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded. A copy of our Stockholder Communications Policy is available on our website at www.huntsman.com.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines, and the Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. The guidelines are available on our website at www.huntsman.com. We will also furnish copies of the guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.

Among other matters, the guidelines provide for the following:

•
membership on the Board is made up of a majority of independent directors who, at a minimum, meet the criteria for independence required by the NYSE;

•
each regularly scheduled Board meeting includes an executive session of the non-management directors;

•
the independent directors will meet in executive session at least once annually;

•
the Board and its committees each conduct an annual self-evaluation;

•
non-management directors are not permitted to serve as a director for more than three other public companies;

•
our Chief Executive Officer is not permitted to serve as a director for more than two other public companies;

•
directors are expected to attend all meetings of the Board and of the committees of which they are members;

•
directors not also serving as executive officers are required to offer their resignation effective at the next annual meeting of stockholders upon reaching their 75th birthday (subject to certain exceptions);

•
directors are required to offer their resignation upon a change in their principal occupation;

•
directors should function consistent with the highest level of professional ethics and integrity; and

•
to effectively discharge their oversight duties, directors have full and free access to our officers and employees.

Despite Mr. Shoemaker already having reached his 75th birthday, the Board determined that due to his important continued contributions to the Board and the difficulty of finding a comparable replacement, Mr. Shoemaker should be nominated to serve for an additional one year term ending in 2018.

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FINANCIAL CODE OF ETHICS AND BUSINESS CONDUCT GUIDELINES

The Board has adopted a Financial Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller. Among other matters, this code is designed to promote:

•
honest and ethical conduct;

•
avoidance of conflicts of interest;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
compliance with applicable governmental laws and regulations and stock exchange rules;

•
prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•
accountability for adherence to the code.

In addition, the Board has adopted Business Conduct Guidelines. The Board requires all directors, officers and employees to adhere to these guidelines in addressing the legal and ethical issues encountered in conducting their work. The Financial Code of Ethics and Business Conduct Guidelines are available on our website at www.huntsman.com. We will also furnish copies of the Financial Code of Ethics and Business Conduct Guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. We intend to disclose any amendments to, or waivers from, our code of ethics on our website.

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PART 4	COMPENSATION DISCUSSION AND ANALYSIS

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our 2017 Annual Meeting, our stockholders will again have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that our stockholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation."

In accordance with the preference expressed by our stockholders at the 2011 annual meeting, we continue to hold annual advisory votes on executive compensation. At our 2017 Annual Meeting, our stockholders will have the opportunity to cast an advisory vote on the frequency of future say-on-pay votes, which occurs once every six years. Please see "Proposal 3—Advisory Vote to Approve Frequency of Advisory Votes on Named Executive Officer Compensation."

This Compensation Discussion and Analysis, or CD&A, provides information regarding how we paid our executives in 2016, including the following named executive officers, or "NEOs":

Name	Title

Jon M. Huntsman	Executive Chairman of the Board, also referred to as our "Executive Chairman"

Peter R. Huntsman	President and Chief Executive Officer, also referred to as our "CEO"

J. Kimo Esplin	Executive Vice President and Chief Financial Officer(1)

Anthony P. Hankins	Division President, Polyurethanes and CEO—Asia Pacific

David M. Stryker	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

(1)
Effective January 1, 2017, Mr. Esplin was appointed Executive Vice President, Strategy and Investment and Sean Douglas was appointed Executive Vice President and Chief Financial Officer

COMPENSATION SUMMARY

Performance Highlights in 2016

One of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our common stock as measured by total stockholder return, or "TSR".

Historically, adjusted EBITDA was the primary financial metric used to measure our executive officers' performance under our annual cash performance award program. In response to feedback from the investment community, we publicly committed to generate free cash flow of $350 million in 2016. In connection with this commitment, we set a goal of improving working capital management by reducing days inventory outstanding, or "DIO." Accordingly, our 2016 annual cash performance award program included free cash flow and DIO targets, which together accounted for either 35% or 40% of the amount payable to each of our NEOs. Specific achievements in 2016 include the following:

• 2016 TSR was 73.4% vs. –48.3% in 2015.

•

Corporate free cash flow, which has a significant impact on our liquidity, net debt and strategic planning, was $686 million vs. –$30 million in 2015. This was a record for our company and significantly exceeded our maximum goal.

• Days inventory outstanding, which measures our efficient use of working capital and drives free cash flow, were reduced by 12% on a yearly average basis, which exceeded our target goal by 3%.
• Corporate adjusted EBITDA, which continues to be a key financial metric for our company and our stockholders, was $1,126.8 million, which was 89% of our target goal.
• Shared services fixed costs, which is used to evaluate the ability of shared service corporate departments to beat budgetary estimates, was $326.6 million and exceeded our maximum goal.

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How We Paid for Performance in 2016

Our executive compensation program is designed such that a significant portion of each officer's total target direct compensation is performance-based. On average, 72% of total target direct compensation of our NEOs was at risk, tied to annual performance measures and the performance of our common stock.

Mix of Total Target Direct Compensation in 2016(1)

(1)
"Total target direct compensation" consists of (i) annual base salary, (ii) the target annual cash performance award opportunity for 2016, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2016. The amounts actually realized by our NEOs with respect to the annual cash performance awards and long-term equity incentive awards granted in 2016 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

The greatest driver of the realizable value of compensation for our NEOs is the performance of our common stock price over time. The chart below provides comparisons of the target and realizable values of our CEO's compensation over the last three years as of the end of each year. In 2014 and 2015, when our stock price declined, the realizable value of compensation also declined. In 2016, when we experienced a 73.4% increase in TSR, the realizable value of compensation increased in a corresponding manner.

Realizable pay for each year is defined as the sum of: (1) salary, (2) annual cash performance award payout, and (3) the value of equity incentive awards granted in that year (i.e., performance share units at target, restricted stock units and the "in the money" value of stock options) calculated using our stock price as of the last trading day of each fiscal year.

2014, 2015 and 2016 CEO Aggregate Realizable Pay

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Stockholder Outreach and Consideration of our 2016 Say-on-Pay Vote

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for both our stockholders and debt holders. As discussed above, going into 2016, the investment community had expressed the desire to see free cash flow generation improve. In designing our 2016 cash performance award program, the Compensation Committee took this feedback into consideration in determining to base a portion of our executive officers' compensation under our annual cash performance award program on achievement of free cash flow and DIO performance goals..

At our 2016 annual meeting, 76% of total votes cast (excluding abstentions) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2017, the Compensation Committee considered the overall support that prior say-on-pay proposal received and decided not to make significant changes to our executive compensation program design. However, the Compensation Committee did make changes to our 2017 peer group or "Proxy Peers," as defined below in "—How We Determine Executive Compensation—Compensation Benchmarking." The Proxy Peers were modified to exclude some of the larger cap companies against whom we compete and were made partially in response to stockholder feedback and in connection with the transformation of our company as a result of the upcoming spin-off of our Pigments & Additives division.

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. In the past, based in part on stockholder feedback, the Compensation Committee has made changes to our compensation programs to further strengthen the alignment between our pay and performance. These changes have included the grant of performance share units to our NEOs targeting TSR relative to a group of peers, altering our Executive Chairman's equity-based grants to include performance share units and stock options, changes to the metric weightings of our Executive Chairman's annual cash performance award design and reducing his target and maximum achievable amounts.

OBJECTIVES OF HUNTSMAN'S EXECUTIVE COMPENSATION PROGRAM

The primary objective of our overall executive compensation program is stockholder value creation. In support of this objective, our executive compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iii) align our executives' interests with those of our stockholders; (iv) encourage long-term focus; and (v) discourage excessive risk-taking. The chart below indicates the key features of our executive compensation program and how they align with our objectives.

Compensation Feature	Aligns Pay With Performance	Supports a Competitive Compensation Structure	Aligns Executives and Stockholders' Interests	Encourages Long-Term Focus	Balances Short-Term and Long-Term Risk-Taking

Salary		✓
Annual Cash Performance Award	✓	✓	✓		✓
Restricted Stock Award	✓	✓	✓	✓	✓
Stock Option Award	✓	✓	✓	✓	✓
Performance Share Units	✓	✓	✓	✓	✓
Perquisites		✓
Health Benefits, Retirement Plans and Severance Arrangements		✓
Compensation-related policies:
• Clawback Policy					✓
• Stock Ownership Guidelines			✓	✓	✓
• Insider Trading/Anti-Hedging Policy			✓		✓

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ELEMENTS OF HUNTSMAN'S EXECUTIVE COMPENSATION PROGRAM

Additional information about our executive compensation program is provided below, along with a discussion of how various compensation elements align with our compensation objectives.

TOTAL DIRECT COMPENSATION

We provide our executive officers with a mix of pay that reflects our belief that executive officers should have elements of their compensation tied to both short- and long-term performance. The Compensation Committee strives to align the relative proportion of each element of total direct compensation with the competitive market and our objectives, as well as to preserve the flexibility to respond to the continually changing global environment in which we operate. While the Compensation Committee reviews the competitiveness of each NEO's total direct compensation, it does not target specific percentiles among peer companies when setting compensation levels. Generally, as employees move to higher levels of responsibility with greater ability to influence our financial results, the percentage of performance-based pay will increase. Total direct compensation received by our NEOs comprises the following elements:

Compensation Element		Description and Purpose of the Element

Annual Cash	Base Salary	Designed to be a fixed portion of total compensation, an executive officer's base salary generally reflects the officer's responsibilities, tenure, job performance, special circumstances (such as overseas assignments) and the market for the executive's services.

Compensation	Annual Cash Performance Award	Payment of the award depends on performance against predetermined goals and a subjective evaluation of individual performance including success in areas significant to us as a whole or to a particular business unit or function.

Restricted Stock	Supports a long-term focus by executives, as their value is tied to the value of our common stock over time. Also provides a strong retention incentive by vesting over a three-year period.

For 2016, represents 40% of equity-based compensation for each of our NEOs.

Long-Term Equity-Based Compensation	Stock Options	The ten-year exercise period of options creates a long-term interest in maximizing stock price appreciation and discourages profit-taking by executives in the short term. Also provides a strong retention incentive by vesting over a three-year period. Unlike other awards, their value as an incentive typically continues long after their vesting period is over.

For 2016, represents 30% of equity-based compensation for each of our NEOs.

Performance Share Units	Granted to focus executives on creating stockholder value by increasing TSR performance relative to peers over a three-year period.

For 2016, represents 30% of equity-based compensation for each of our NEOs.

A detailed discussion of 2016 total target direct compensation awarded to our NEOs and graphical illustrations of the proportionate amount of performance-based compensation, is set forth below in "—2016 Executive Compensation Decisions."

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OTHER ELEMENTS OF COMPENSATION

In addition to the elements of total target direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate and retain executives critical to our long-term success and to provide a competitive compensation structure overall.

Element	Description and Purpose of the Element

Health and Welfare Benefits	We provide our NEOs with health and welfare benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Our NEOs participate in our health and welfare programs on the same basis as our other employees.
Retirement and Savings Plans	We provide our NEOs with retirement and savings plan benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market.

We provide certain defined benefit pension plans, including the Huntsman Pension Plan (a tax-qualified pension plan) and the Huntsman Supplemental Executive Retirement Plan (a nonqualified supplemental pension plan for executives who exceed the qualified plan limitations) to eligible employees. In addition, we provide the Huntsman Pension Scheme to our U.K. employees in the Polyurethanes division, such as Mr. Hankins. The Huntsman Pension Plan and the Huntsman Pension Scheme are closed to new participants. Employees in foreign jurisdictions participate in the retirement and savings plans mandated by applicable law. We also provide executive officers in the U.S. the opportunity to participate in defined contribution savings plans: a salary deferral plan (the "401(k) Plan"), a supplemental savings plan (the "Supplemental Savings Plan") and a supplemental executive money purchase plan (the "SEMPP"). We merged our money purchase pension plan (the "MPP") with our 401(k) Plan on October 15, 2014 and contributions under both the MPP and the SEMPP ceased on September 1, 2014.
For an explanation of the major features of our retirement and savings plans, see "Executive Compensation—Pension Benefits in 2016" and "—Nonqualified Deferred Compensation in 2016."
Perquisites	We provide additional compensation to our NEOs in the form of perquisites for the convenience of executives in meeting the demands of their positions comparable to those provided to executives at other companies in the chemical industry and the general market. The Compensation Committee reviews our policies with respect to perquisites and considers whether and to what extent it may be appropriate for our NEOs to reimburse our company for perquisites.

For a description of these perquisites and the amounts paid to our NEOs in 2016, see "Executive Compensation—2016 Summary Compensation Table" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."
Severance Arrangements	We provide payments and benefits to our executive officers upon certain severance events through the Huntsman Executive Severance Plan (the "Executive Severance Plan"), business division severance plans, and individual severance agreements in order to attract and retain executive talent necessary for our business. We have entered into individual severance arrangements with Jon M. Huntsman and Peter R. Huntsman (the "Severance Agreements"). These arrangements are designed to provide protection to our executive officers who are primarily tasked with the management of our overall operations and business strategy. We believe these arrangements are in line with competitive market practices.
For a description of these arrangements, see "Executive Compensation—Potential Payments upon Termination or Change of Control."

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2016 EXECUTIVE COMPENSATION DECISIONS

TOTAL TARGET DIRECT COMPENSATION

The charts below illustrate the amount of 2016 total target direct compensation allocated to each component for the Executive Chairman, the CEO and the other NEOs. In light of their unique and indispensable roles, which are described below, we structure the compensation of our Executive Chairman and CEO to provide a total compensation package toward the higher end of the competitive range for executives holding comparable positions. We structure the compensation of our other executives to provide a total compensation package that is similar to the total compensation package provided to executives holding comparable positions or having similar qualifications at our Proxy Peers and other comparable companies (each as described below under "—How We Determine Executive Compensation").

The amounts actually realized by these executive officers with respect to the annual cash performance awards and long-term equity incentive awards granted in 2016 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

This mix of pay elements represents our belief that the executive officers should have elements of their compensation tied to both short- and long-term objectives. The Compensation Committee's decisions regarding the mix of pay reflects our compensation philosophy, market reference data provided by Meridian and each officer's role in achieving our strategic objectives.

COMPENSATION FOR OUR EXECUTIVE CHAIRMAN AND OUR CEO

As CEO, Peter R. Huntsman leads our company, oversees the development and implementation of our strategy, directs our operations and business divisions, and is responsible for ensuring our company's long-term success. To align Peter R. Huntsman's compensation with his role, we provide a significant portion of his compensation in the form of equity-based incentives tied to the long-term performance of our common stock.

In his role as Executive Chairman, Jon M. Huntsman supports our CEO in the execution of his duties, especially the development of our vision and strategy. He also serves as an ambassador for our company, which includes promoting our brand, maintaining key relationships and exploring strategic opportunities, and mentoring senior executives and new Board members. Based on his role, his compensation was historically weighted more heavily towards cash awards to encourage specific actions in the applicable year.

In response to stockholder feedback, the Compensation Committee has made changes to the structure and value of Jon M. Huntsman's compensation. The mix of his equity-based grants was altered to include performance share units and stock options in addition to restricted stock, and the grant date fair value of his awards has been reduced by 16% from 2014 to 2017. Further, the portion of his annual cash performance awards tied to achievement of measurable financial goals was increased to 80% to align with the methodology used for our CEO, and the target value of his annual cash performance awards has been reduced by 51% from 2014 to 2017. In the aggregate, his target total compensation has decreased by 30% from 2014 to 2017.

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2016 BASE SALARY CHANGES

The Compensation Committee determined that the base salary of Jon M. Huntsman and Peter R. Huntsman remained competitively positioned relative to market levels and, as a result, elected not to increase their salaries in 2016. Messrs. Esplin, Hankins and Stryker received modest increases to their base salary rates consistent with the salary adjustments provided to our employee population generally; however, Mr. Hankins' base salary remains higher than that of comparable positions within our peer group to reflect the added responsibilities of his role as CEO—Asia Pacific and his responsibility for both operational and financial performance of our Polyurethanes division.

Officer	2015	2016(1)	% Increase

Jon M. Huntsman	$1,325,000	$1,325,000	n/a

Peter R. Huntsman	$1,700,000	$1,700,000	n/a

J. Kimo Esplin	$671,500	$691,600	3%

Anthony P. Hankins	$846,600	$872,000	3%

David M. Stryker	$494,800	$509,600	3%

(1)
Changes in base salary rate are effective as of April 1 of the applicable year.

2016 ANNUAL CASH PERFORMANCE AWARD

Our annual cash performance awards are designed to reward our executive officers for achievement of annual performance goals set by the Compensation Committee.

2016 Award Pool.    Each year, the Compensation Committee establishes an award pool program, which provides a mechanism to fund the annual cash performance awards based on achievement of a baseline performance hurdle established by the Compensation Committee. The award pool, together with the establishment of the baseline performance hurdle and a corresponding maximum award level, facilitates the Compensation Committee's intention that the annual cash performance awards qualify for tax deductibility under Section 162(m) of the Internal Revenue Code.

For those executives whose compensation was subject to the deductibility limits of Section 162(m), 2016 cash performance awards were contingent upon achievement of a baseline performance hurdle tied to corporate adjusted EBITDA that was established by the Compensation Committee. This baseline performance hurdle was achieved for 2016. Under the formula used to establish the award pool, the maximum amount that could be paid to officers participating in the award pool as a group was 2% of actual corporate adjusted EBITDA. In addition, individual award amounts were limited to an allocated portion of the award pool for each participating officer and the stockholder approved maximum of $15 million as provided in our Prior Stock Incentive Plan (the 2016 Stock Incentive Plan contains the same maximum limitation). These limits established the maximum annual dollar denominated cash performance awards that could be paid while the Compensation Committee retained discretion to pay lesser amounts based on the Compensation Committee's evaluation of the established performance measures, weightings and target and maximum award guidelines described below. Actual awards to officers covered by the award pool program were based on the Compensation Committee's assessment of our overall corporate performance, as well as the financial and strategic performance objectives discussed below, utilizing the negative discretion permitted by Section 162(m).

2016 Performance Measures and Goals.    In addition to the award pool described above, the Compensation Committee selects financial and strategic performance measures that must be achieved for payment of individual cash performance awards. The Compensation Committee selects performance measures that are important to our operations and contribute to the

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creation of stockholder value. The following table provides additional detail regarding the selected performance measures for the 2016 annual cash performance awards:

Performance Measure	What It Is	Why We Use It

Corporate and divisional adjusted EBITDA(1)	An indicator of general economic performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, or levels of depreciation and amortization	Primary metric by which our stockholders measure our financial performance, thus aligning the interests of management with the interests of our stockholders
Corporate and divisional free cash flow(2)	Cash from operating and investing activities, as defined on our US GAAP cash flow statements, before cash used or received from acquisition and disposition activities and spin-off separation costs.
Important measure of the financial performance of our company and has a significant impact on our strategic planning, liquidity and the ability to reduce our leverage through cash repayments on outstanding debt
Corporate and divisional days inventory outstanding "DIO"	An indicator of the number of days on average our company holds inventory	Reducing the average days of inventory outstanding measures our efficient use of working capital, which directly impacts free cash flow
Shared services fixed costs	A measure of whether all departments shared at a corporate level by all of our businesses meet, exceed or fall short on yearly budget projections	Controlling costs at a corporate level continues to be an important strategic objective for our company
EH&S compliance	A measure of compliance with environmental performance and injury reduction objectives	Discourages risk-taking for short-term profits to the detriment of the long-term health of our company

(1)
Corporate adjusted EBITDA is calculated by eliminating the following from EBITDA: (a) business acquisition and integration expenses and purchase accounting adjustments; (b) EBITDA from discontinued operations; (c) (gain) loss on disposition of businesses/assets; (d) loss on early extinguishment of debt; (e) certain legal settlements and related expenses; (f) amortization of pension and postretirement actuarial losses; (g) net plant incident remediation costs; (h) restructuring, impairment, plant closing and transition costs; and (i) spin-off separation expenses.
(2)
Free cash flow is calculated as cash flows provided by operating activities and used in investing activities, excluding acquisition and disposition activities.

The Compensation Committee also established threshold, target and maximum performance goals for each of the financial performance measures relevant to our NEOs.

	2016 (in millions/percent reduction from prior year)

Performance Measure	Threshold Goal	Target Goal	Maximum Goal

Corporate adjusted EBITDA	$948.2	$1,264.3	$1,321.1

Corporate free cash flow	$350.0	$527.3	$580.0

Corporate DIO Reduction	0%	9%	13%

Polyurethanes (MDI) adjusted EBITDA	$315.9	$421.2	$473.9

Polyurethanes free cash flow	$330.1	$440.1	$484.1

Polyurethanes DIO Reduction	0%	7%	12%

Reduction in shared services fixed costs	$361.7	$347.8	$333.9

Targets are set at aggressive levels requiring significant effort to achieve. Achievement levels between threshold and target result in payouts from 0% to 100% of target awards. Achievement levels between target and maximum result in payouts from 100% to 200% of target awards. If we achieve corporate adjusted EBITDA of less than 85% of target, the payout for all other components may be capped at target. If corporate adjusted EBITDA is less than 75% of target, the threshold goal, then payment of any other component of the award would be at the discretion of our CEO and the Compensation Committee. The Compensation Committee believes that requiring a minimum adjusted EBITDA threshold be met to receive any payment with

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respect to the annual cash performance awards both aligns executives' interests with those of stockholders and prevents excessive annual cash performance award payments in times when our financial performance fails to meet our expectations.

2016 Annual Cash Performance Award Design.    The Compensation Committee establishes target annual cash performance award guidelines for the NEOs set as a percentage of their base salaries (other than the Executive Chairman). The following table summarizes the target and maximum annual cash performance award guidelines, performance measures and corresponding weightings for each of our NEOs for 2016.

Officer	Target Award Guideline	Target % of Base Salary	Maximum Award Guideline	Performance Measures	Weightings

Jon M. Huntsman(1)	$2,500,000	n/a	$5,000,000	Corporate adjusted EBITDA	40%
				Corporate free cash flow	20%
				Corporate DIO	20%
				Strategic and operational objectives	20%

Peter R. Huntsman	$2,380,000	140%	$4,760,000	Corporate adjusted EBITDA	40%
				Corporate free cash flow	20%
				Corporate DIO	20%
				Strategic and operational objectives	20%

J. Kimo Esplin	$484,120	70%	$968,240	Corporate adjusted EBITDA	30%
				Corporate free cash flow	25%
				Corporate DIO	10%
				Shared services fixed costs	15%
				Environmental, health & safety ("EH&S") compliance	20%

Anthony P. Hankins	$610,400	70%	$1,220,800	Corporate adjusted EBITDA	25%
				Polyurethanes adjusted EBITDA	15%
				Corporate free cash flow	10%
				Polyurethanes cash flow	10%
				Corporate DIO	10%
				Polyurethanes DIO	10%
				EH&S compliance	20%

David M. Stryker	$356,720	70%	$713,440	Corporate adjusted EBITDA	30%
				Corporate free cash flow	25%
				Corporate DIO	10%
				Shared services fixed costs	15%
				EH&S compliance	20%

(1)
For Jon M. Huntsman's 2016 award, the Compensation Committee used its discretion to reduce the amount paid to less than that of our CEO. For Jon M. Huntsman's 2017 award, the Compensation Committee set his target award guideline at 140% of his base salary resulting in a target award opportunity lower than that available for our CEO.

The target and maximum cash performance award guideline amounts for the NEOs were set to generally align with competitive levels relative to comparable executive positions at our Proxy Peers and other chemical and general industrial companies. The Compensation Committee assigns different performance measures and weightings for each NEO in order to align annual incentives with the performance measures most relevant to each officer's role and most within the particular officer's control. Potential payouts of individual annual cash performance awards depends upon both company performance and individual contributions to our success, with the target and maximum award amounts serving as guidelines for ultimate payouts.

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2016 Financial Performance.    The 2016 targets were designed to require significant effort to achieve, yet to be realistic enough to incentivize our executive officers' performance. For 2016, actual performance and performance as a percentage of targets were as follows:

Performance Criteria	2016 Performance (In Millions/Days)	% of Target

Corporate adjusted EBITDA	$1,126.8	89%

Corporate free cash flow	$686.0	130%

Corporate DIO Reduction	12%	103%

Polyurethanes (MDI) adjusted EBITDA	$454.7	108%

Polyurethanes free cash flow	$507.8	115%

Polyurethanes DIO Reduction	14%	107%

Shared services fixed costs	$326.6	106%

2016 EH&S Compliance Performance.    The EH&S compliance objectives were as follows:

Performance Measure	How Measured	Weighting

Process safety objective	Company-wide achievement of process safety objectives by Messrs. Esplin and Stryker and divisional achievement by Mr. Hankins.	10%
Injury reduction objective	Company-wide achievement of process safety objectives by Messrs. Esplin and Stryker and divisional achievement by Mr. Hankins.	10%

For Messrs. Esplin and Stryker, these EH&S compliance objectives were achieved above target for process safety objectives and below target for the injury reduction objective. Mr. Hankins' performance was above target for both process safety and injury reduction objectives, in each case, for the Polyurethanes division.

Performance in Strategic and Operational Objectives.

For 2016, the Compensation Committee set certain strategic and operational objectives for Jon M. Huntsman and Peter R. Huntsman. Their performance against these objectives was as follows:

Officer	Performance

Jon M. Huntsman

•

Excellent company performance in achievement of operational objectives including TSR, fixed cost reduction, return on net assets, process safety, corporate net debt reduction, execution of our strategic plan and leadership development

• Strong performance in overseeing the continued development of our long-term partnerships and the emergence of new opportunities
Peter R. Huntsman

•

Excellent company performance in achievement of operational objectives including TSR, fixed cost reduction, return on net assets, process safety, corporate net debt reduction, execution of our strategic plan and leadership development

• Excellent performance in evaluating and implementing our ongoing strategic alternatives at the company and Board levels
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2016 Annual Cash Performance Awards.    Based on the results discussed above, the Compensation Committee awarded the following annual cash performance awards:

Officer	% of Target Award Earned	Cash Performance Award Earned

Jon M. Huntsman	118%	$2,953,959

Peter R. Huntsman	131%	$3,121,569

J. Kimo Esplin	139%	$671,619

Anthony P. Hankins	153%	$934,687

David M. Stryker	139%	$494,860

LONG-TERM EQUITY COMPENSATION

For 2016, the Compensation Committee approved awards of stock options, time-based restricted stock and performance share units, which vest upon the achievement of relative TSR milestones. The Compensation Committee believes relative TSR is an appropriate long-term performance metric for the performance share unit awards because it promotes strong stockholder alignment and is a prevalent metric used by other companies.

The long-term equity incentive awards granted to each NEO in 2016 comprised a mix of stock options (30% value), restricted stock (40% value) and performance share units (30% value). The Compensation Committee targeted long-term equity compensation awards for the NEOs at levels intended to competitively position the total target direct compensation of the executive officers and to reflect the individual roles and contributions of our NEOs. The targeted award amounts were converted to a number of shares based on the grant date fair value of the respective award. The 2016 long-term equity incentive awards approved for the NEOs were as follows:

Officer	Stock Options	Restricted Stock	Targeted Performance Share Units	Total Target Shares

Jon M. Huntsman	214,286	94,808	71,106	380,200

Peter R. Huntsman	724,490	320,542	240,406	1,285,438

J. Kimo Esplin	112,245	49,661	37,246	199,152

Anthony P. Hankins	71,429	31,603	23,702	126,734

David M. Stryker	84,184	37,246	27,935	149,365

The restricted stock and stock option awards granted in 2016 are subject to a three-year ratable annual vesting schedule that requires service for a continuous three-year period to become fully vested.

The performance share unit awards granted in 2016 vest and lapse their associated restrictions on December 31, 2018, subject to the achievement of relative TSR performance metrics during the performance period from January 1, 2016 to December 31, 2018 and subject to continued service. If our absolute TSR is negative, the number of performance share units that will be vested at the end of the performance period is capped at the target number of performance share units. The performance share unit awards are settled in stock upon vesting, and any dividends paid with respect to the underlying shares are accumulated and paid when and to the extent the award vests and is earned, either in cash or additional shares at the Compensation Committee's election.

The company peer group used to determine relative TSR performance (the "2016 Performance Peers") represents industry-specific public companies against whom we compete for market share. Although there is some overlap between the two groups, the 2016 Performance Peers differ from our Proxy Peers, described below, because these are companies whose valuations are influenced by similar financial measures and we compete against these companies for market share and investor capital. As

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described below, the Proxy Peers are companies against whom we compete in the global chemical industry for business opportunities and executive talent. The 2016 Performance Peers are as follows:

• Ashland Inc.	• Dow Chemical Company	• Stepan Company
• BASF SE	• Eastman Chemical Company	• Tronox Ltd
• Celanese Corporation	• Kraton Performance Polymers Inc.	• Westlake Chemical Corp.
• Chemours Company	• Lanxess AG
• Clariant N	• LyondellBasell Industries N.V.

For each 2016 Performance Peer, TSR is measured using a 20 trading day stock price average at the beginning and end of the performance period to smooth out any volatility. Determination of payouts, if any, will be made based on the Company's TSR percentile performance relative to the 2016 Performance Peers at the end of the performance period. The maximum number of performance share units that may be earned under the program is 200% of the target number of shares granted if the Company's TSR performance ranks in the 90th percentile of the 2016 Performance Peers. If the Company's TSR performance ranks below the 25th percentile of the 2016 Performance Peers, there will be no payout. Median performance results in payout at target.

Additional details regarding these 2016 grants are provided under "Executive Compensation—Grants of Plan-Based Awards in 2016" below. None of the awards granted in 2016 provide for automatic accelerated vesting upon termination of employment or the occurrence of a change of control, except Jon M. Huntsman's 2016 award provides for accelerated vesting automatically upon a change of control. See "Executive Compensation—Potential Payments upon Termination or Change in Control" below for more information.

HOW WE DETERMINE EXECUTIVE COMPENSATION

Under the direction of the Compensation Committee and in coordination with our compensation consultant, Meridian, our CEO and our Senior Vice President, Global Human Resources coordinate the annual review of the executive compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement or a change of control. In making its decisions regarding each executive officer's compensation, the Compensation Committee considers the nature and scope of all elements of the executive's total compensation package, the executive's responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals. This review includes an evaluation of each executive officer's historical pay and career development, individual and corporate performance, competitive practices and trends and other compensation issues.

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ROLES OF THE COMPENSATION COMMITTEE, EXECUTIVE MANAGEMENT AND THE COMPENSATION CONSULTANT

The Compensation Committee, executive management and Meridian each play a key role in the Compensation Committee's annual review, evaluation and approval of our executive compensation programs.

Compensation Committee	• Articulates our compensation philosophy, establishes our executive compensation program and implements policies and plans covering our executive officers.
• Reviews, evaluates and approves the compensation structure and level for all of our executive officers.

•

Reviews each element of compensation annually for our Executive Chairman and our CEO and makes recommendations for approval by the independent members of the Board (including those members who serve on the Compensation Committee).

•

Evaluates each executive officer's performance, including through reports from other members of executive management (other than with respect to our CEO and our Executive Chairman) and, in many cases, makes personal observations in determining individual compensation decisions.

Executive Management	• Our CEO articulates our strategic direction and works with the Compensation Committee to identify and set appropriate targets for executives officers (other than the Executive Chairman and himself).

•

Our CEO is assisted by our Senior Vice President, Global Human Resources, who provides advice on the design and development of our compensation programs, the interpretation of compensation data and the effects of adjustments and modifications to our compensation programs.

•

Our CEO and Senior Vice President, Global Human Resources make recommendations to the Compensation Committee regarding each element of compensation for each of our executive officers (other than the CEO and the Executive Chairman).

•

Our CEO also provides the Compensation Committee with his evaluation with respect to each executive officer's performance (other than the performance of our Executive Chairman and himself) during the prior year.

• Our finance and legal departments also assist our CEO and Senior Vice President, Global Human Resources by advising on legal and financial considerations relevant to these programs.
Compensation Consultant

•

Advises the Compensation Committee in its oversight role, advises executive management in the executive compensation design process and provides independent compensation data and analysis to facilitate the annual review of our compensation programs.

• Evaluates levels of executive officer and director compensation as compared to general market compensation data and peer data (as discussed below).

•

Evaluates proposed compensation programs or changes to existing programs, providing information on current executive compensation trends and updates on applicable legislative, technical and governance matters.

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COMPENSATION BENCHMARKING

To assist in its determination of the 2016 target total direct compensation levels for our executive officers, the Compensation Committee considered information included in a compensation benchmarking review prepared by Meridian. The benchmarking review provided competitive market data for each element of compensation, as well as information regarding incentive plan designs and pay practices for executives in similar positions among a selected peer group of companies (the "Proxy Peers"). Information in the compensation benchmarking review served as a reference in the Compensation Committee's overall assessment of the competitiveness of our executive compensation program.

The Proxy Peers are representative of the companies against whom we compete in the global chemical industry for business opportunities and executive talent. Criteria used to select the Proxy Peer companies include financial measures (i.e., revenue, market capitalization, net income) and the industry segment in which we operate (i.e., organic chemical products and inorganic chemical products). For our compensation benchmarking review for 2016, our Proxy Peers comprised the following twelve companies:

• Air Products and Chemicals Incorporated	• EI du Pont de Nemours and Company	• The Mosaic Company
• Ashland Inc.	• Eastman Chemical Company	• PPG Industries Incorporated
• Celanese Corporation	• Ecolab Inc.	• Praxair Incorporated
• Dow Chemical Company	• Monsanto Company	• Sherwin-Williams Company

The Compensation Committee reviews the composition of the Proxy Peers annually, resulting in some variation in the composition of the group from time to time. No changes to the Proxy Peer companies were made for purposes of 2016 compensation decisions. For 2017 compensation decisions, however, partially in response to stockholder feedback to exclude some of the larger cap companies against whom we compete and in connection with the transformation of our company as a result of the upcoming spin-off of our Pigments & Additives division. The Compensation Committee made more significant changes to our Proxy Peers. For 2017, the Compensation Committee removed Dow Chemical, EI du Pont de Nemours and Ecolab, and added Avery Dennison, Chemours, Olin, PolyOne, Sealed Air, Valspar and Westlake Chemical.

In addition to competitive market data for the Proxy Peers, and to assess benchmark data for positions in which pay information is not publicly disclosed, the Compensation Committee also considered competitive market data across a broader group of chemical and general industrial companies. These data points are provided by the Equilar Executive Compensation Survey and were included in the compensation benchmarking review. The Compensation Committee considers competitive ranges among our Proxy Peers and these broader industry groups, but does not use the benchmark data to target specific percentiles within these groups.

The Compensation Committee believes the combination of these perspectives and points of reference offers an appropriate basis for assessing the competitiveness of the compensation for our NEOs.

INDEPENDENCE OF COMPENSATION ADVISERS

Since 2011, the Compensation Committee has retained Meridian as its compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation. Meridian reports directly to the Compensation Committee, which is solely responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Compensation Committee meetings as requested by the Compensation Committee.

The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2016 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Compensation Committee considered Meridian's written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

The Compensation Committee has on occasion sought the advice of Vinson & Elkins LLP, a law firm that represents and receives fees from our company with respect to legal services provided in other areas. Based on a letter from Vinson & Elkins assessing their independence under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards, the Compensation Committee determined that the services provided by Vinson & Elkins to the Compensation Committee during 2016 also did not give rise to any conflicts of interest.

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COMPENSATION POLICIES AND PRACTICES

STOCK OWNERSHIP GUIDELINES

The Board has adopted Director and Executive Stock Ownership Guidelines (the "Guidelines") to more closely align our directors' and executives' interests with our stockholders' interests and to encourage directors and executives to make decisions that will be in our long-term best interests—through all industry cycles and market conditions. The Guidelines require directors and executive officers to achieve and maintain ownership of our stock equal to six times base salary for the CEO, three times base salary for all other executive officers and three times the annual cash retainer for directors. The stock ownership requirement is based on the participant's base salary or annual retainer (as applicable) and the closing stock price on July 15 of each calendar year.

During any year in which a participant's ownership target is not met, he or she is required to retain at least 50% of net shares delivered through the Huntsman's stock incentive plans ("net shares" means the shares remaining after deducting shares for the payment of taxes and, in the case of stock options, after deducting shares for payment of the exercise price of stock options). Shares acquired by a participant prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant's primary residence. In addition, hardship exemptions may be made in rare instances. A copy of the Guidelines is available on our website at www.huntsman.com.

As of March 10, 2017, all of our directors exceeded the ownership levels specified in the Guidelines. The following table provides the minimum stock ownership level for each NEO and the percentage of the ownership guideline achieved by the officer as of March 10, 2017:

Officer	Ownership	Share Ownership Target	% of Guideline Achieved

Jon M. Huntsman	3x	254,500	100%

Peter R. Huntsman	6x	653,000	100%

J. Kimo Esplin	3x	132,800	100%

Anthony P. Hankins	3x	167,500	100%

David M. Stryker(1)	3x	97,900	97%

(1)
Mr. Stryker's share ownership target increased based on the annual recalculation on July 15, 2016. Prior to the recalculation, Mr. Stryker's share ownership exceeded the target. Mr. Stryker has not sold any shares that he has received from our company.

CLAWBACK POLICY

In September 2014, the Compensation Committee adopted an Executive Compensation Clawback Policy for executive officers. Under this policy, the Company may recover performance-based compensation that was based on achievement of quantitative performance targets if an executive officer engaged in fraud or intentional illegal conduct resulting in a financial restatement. The Company may also recover any awards made to an executive during the prior three years should the executive engage in activity that results in a financial restatement.

PROHIBITED TRANSACTIONS

Our Insider Trading Policy includes trading restrictions, which prohibit employees, directors and related persons from engaging in short-term, hedging or speculative transactions in our securities. Such persons may not execute transactions in short sales, options, such as puts and calls, or any other derivative securities or margin accounts. In addition, while we do not prohibit pledging shares, persons subject to the policy are required to exercise caution when holding securities in a margin account where such securities could be pledged as collateral.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

The Compensation Committee believes that our compensation programs are appropriately designed to provide a level of incentives that does not encourage our executive officers and employees to take unnecessary risks in managing their respective business divisions or functions and in carrying out their employment responsibilities. As discussed above, a substantial portion of our executive officers' compensation is performance-based, consistent with our approach to executive compensation. Our annual cash performance award program is designed to reward annual financial and/or strategic performance in areas considered critical to our short and long-term success and features a cap on the maximum amount that can be earned in any

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single year. In addition, we measure performance in many areas other than company profit, such as environmental, health and safety goals, cost-saving initiatives and corporate compliance, to determine an executive's annual cash performance award. We believe this discourages risk-taking for short-term profits at the detriment of the long-term health of our company. Likewise, our long-term equity incentive awards are directly aligned with long-term stockholder interests through their link to our stock price, TSR and multi-year ratable vesting schedules. Our executive stock ownership guidelines further provide a long-term focus by requiring our executives to personally hold significant levels of our stock. In addition, we implemented a clawback policy to discourage risk-taking that focuses excessively on short-term financial performance. The Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of our company.

ACCOUNTING AND TAX TREATMENT OF THE ELEMENTS OF COMPENSATION

We account for stock-based awards, including stock options, restricted stock and performance share unit awards, in accordance with FASB ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123R).

The financial reporting and income tax consequences to us of individual compensation elements are important considerations for the Compensation Committee when it is analyzing the overall level of compensation and the mix of compensation among individual elements. Overall, the Compensation Committee seeks to balance its objective of ensuring an effective compensation package for the NEOs with the desire to maximize the immediate deductibility of compensation—while ensuring an appropriate and transparent impact on reported earnings and other closely followed financial measures.

In making its compensation decisions, the Compensation Committee has considered the implications of Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code disallows a tax deduction by us for individual executive compensation exceeding $1 million in any taxable year for our CEO and the other three most highly compensated senior executive officers (other than our CEO and Chief Financial Officer), unless the compensation is "performance-based" under a plan that is approved by our stockholders and that meets certain other technical requirements. As a result, the Compensation Committee intends to design a substantial portion of the total compensation package for each NEO to qualify for the "performance-based" compensation exemption from the deductibility limit. However, the Compensation Committee does have the discretion to design and use compensation elements that may not be deductible under Section 162(m) when necessary for competitive reasons, to attract or retain a key executive, to enable us to retain flexibility in maximizing our pay for performance philosophy or where achieving maximum tax deductibility would not be in our best interest.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed Huntsman Corporation's Compensation Discussion and Analysis for the fiscal year ended December 31, 2016 as set forth above with Huntsman management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE,

Alvin V. Shoemaker, Chair
Nolan D. Archibald
Wayne A. Reaud

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PART 5	EXECUTIVE COMPENSATION

2016 SUMMARY COMPENSATION TABLE

The following table details compensation earned in the years ending 2016, 2015 and 2014 by our NEOs. Our compensation policies are discussed in "Compensation Discussion and Analysis" above.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total

Jon M. Huntsman	2016	$1,325,000	—	$1,469,998	$630,001	$2,953,959	$607,300	$475,806	$7,462,064
Executive Chairman of the Board	2015	$1,325,000	—	$1,664,601	$713,400	$1,361,402	$772,909	$339,019	$6,176,331
	2014	$1,293,750	—	$2,377,998	—	$4,597,000	$1,144,194	$339,579	$9,752,521

Peter R. Huntsman	2016	$1,700,000	—	$4,970,003	$2,130,001	$3,121,569	$2,216,909	$342,629	$14,481,111
President and Chief Executive Officer	2015	$1,675,000	—	$5,669,981	$2,430,000	$1,296,000	$0	$442,042	$11,513,023
	2014	$1,600,000	—	$3,550,000	$3,550,000	$2,999,079	$3,149,439	$394,325	$15,242,843

J. Kimo Esplin(6)	2016	$686,575	—	$769,996	$330,000	$671,619	$418,528	$104,660	$2,981,378
Executive Vice President and Chief	2015	$666,125	—	$910,003	$390,005	$417,827	$0	$123,414	$2,507,374
Financial Officer	2014	$640,025	$150,000	$649,990	$650,000	$553,116	$582,543	$120,134	$3,345,808

Anthony P. Hankins(7)	2016	$865,650	—	$490,003	$210,001	$934,687	$2,825,223	$364,816	$5,690,380
Division President, Polyurethanes and	2015	$839,850	—	$524,985	$224,996	$479,411	$0	$326,366	$2,395,608
CEO—Asia Pacific	2014	$813,625	—	$375,000	$375,000	$452,707	$2,997,908	$334,398	$5,348,638

David M. Stryker	2016	$505,900	—	$577,504	$247,501	$494,860	$206,039	$23,511	$2,055,315
Executive Vice President, General Counsel,	2015	$490,850	—	$507,498	$217,503	$307,879	$38,403	$25,335	$1,587,468
Chief Compliance Officer &Secretary	2014	$475,500	$50,000	$350,003	$350,002	$475,538	$244,847	$121,521	$2,067,411

(1)
This column reflects the aggregate grant date fair value of awards of restricted stock and, beginning in 2015, performance share units for each NEO computed in accordance with FASB ASC Topic 718. For purposes of restricted stock awards, fair value is calculated using the closing price of our stock on the date of grant. For purposes of performance share unit awards, fair value is calculated based on the probability of attaining the target performance goals on the date of grant. For information on the valuation assumptions with regard to stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2016, 2015 or 2014, respectively, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.
(2)
This column reflects the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The fair value of each stock option award is determined on the date of the grant using the Black-Scholes valuation model. For information on the valuation assumptions regarding option awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2016, 2015 or 2014, respectively, as filed with the SEC.
(3)
This column reflects the annual cash performance awards that were earned for 2016 and paid during the first quarter of 2017. These awards are discussed in further detail under "Compensation Discussion and Analysis—2016 Executive Compensation Decisions—2016 Annual Cash Performance Award."
(4)
This column reflects the aggregate amount of any change in pension value in 2016 for each of the NEOs, to the extent any such aggregate change is positive. See "—Pension Benefits in 2016" for additional information, including the present value assumptions used in this calculation. None of the NEOs had above-market or preferential earnings on nonqualified deferred compensation during 2016. See "—Nonqualified Deferred Compensation in 2016" for additional information.
(5)
The methodology used to compute the aggregate incremental cost of perquisites and other personal benefits for each individual NEO is based on the total cost to our company, and such costs are required to be reported under SEC rules when the total cost are equal to or greater than $10,000 in the aggregate for a NEO. The table
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  below details the components reported in the "All Other Compensation" column of the Summary Compensation Table for 2016. Amounts in the table were either paid directly by us or were reimbursed by us to the NEOs.

	Jon M. Huntsman(a)	Peter R. Huntsman(b)	J. Kimo Esplin(c)	Anthony P. Hankins(d)	David M. Stryker(e)

Personal Use of Auto	—	—	$6,561	$9,751	$4,777

Personal Use of Aircraft	$475,806	$84,762	—	—	—

Air Travel Allowance	—	—	$1,000	—	—

Foreign Assignment Costs & Allowances	—	—	—	$130,133	—

Foreign Assignment Tax Gross-Up	—	—	—	$102,298	—

Family Travel	—	$70,197	$526	$1,395	$543

Family Travel Expense Tax Gross-Up	—	$1,689	—	$34	—

Company Contributions

401(k) Plan	—	$10,600	$10,600	$10,600	$10,600

Supplemental Savings Plan	—	$171,260	$83,940	$108,006	$7,400

Supplemental Savings Plan Tax Gross-Up	—	$4,121	$2,033	$2,599	$191

Total	$475,806	$342,629	$104,660	$364,816	$23,511

  (a)
  The cost to us for personal use of our aircraft is calculated according to a time-sharing agreement whereby incremental total direct costs including fuel, maintenance, repairs, insurance, etc. are assigned to us by number of flight hours used. We followed a quarterly cost calculation method to account for the 78.9 personal flight hours used by Jon M. Huntsman during 2016.
  (b)
  The cost to us for personal use of our aircraft is calculated according to a time-sharing agreement whereby incremental total direct costs including fuel, maintenance, repairs, insurance, etc. are assigned to us by number of flight hours used. We followed a quarterly cost calculation method to account for the 14.5 personal flight hours used by Peter R. Huntsman during 2016. Contributions to the Supplemental Savings Plan on Peter R. Huntsman's behalf are included in our Nonqualified Deferred Compensation Table below. Associated with the Supplemental Savings Plan, we incurred $4,121 in 2016 to gross-up Medicare taxes associated with our contribution to the plan. In addition, we incurred $1,689 to gross-up Medicare taxes associated with Peter R. Huntsman's family travel expenses; although, this gross-up will not be an ongoing occurrence.
  (c)
  Contributions to the Supplemental Savings Plan on Mr. Esplin's behalf are included in our Nonqualified Deferred Compensation Table below. Associated with the Supplemental Savings Plan, we incurred $2,033 in 2016 to gross-up Medicare taxes associated with our contribution to the plan.
  (d)
  As a citizen of the U.K. with residence in the U.S., we incurred foreign assignment costs on Mr. Hankins' behalf during 2016 that included $52,056 in housing allowances and costs and $78,077 for perquisites, including international location and car allowance. Contributions to the Supplemental Savings Plan on Mr. Hankins' behalf are included in our Nonqualified Deferred Compensation Table below. Associated with the Supplemental Savings Plan, we incurred $2,599 to gross-up Medicare taxes associated with our contribution to the plan. In addition, we incurred $102,298 in tax gross-ups and equalization associated with Mr. Hankins' foreign assignment. Also, we incurred $34 to gross up Medicare taxes associated with Mr. Hankins' family travel expenses.
  (e)
  Contributions to the Supplemental Savings Plan on Mr. Stryker's behalf are included in our Nonqualified Deferred Compensation Table below. Associated with the Supplemental Savings Plan, we incurred $191 in 2016 to gross up Medicare taxes associated with our contribution to the plan.
(6)
Effective January 1, 2017, Mr. Esplin was appointed Executive Vice President, Strategy and Investment and Sean Douglas was appointed Executive Vice President and Chief Financial Officer.
(7)
For reporting purposes, the 2016 pension value for Mr. Hankins has been converted using an exchange rate of 1 GBP to 1.3953 USD being the exchange rate as of February 29, 2016 (which is the internal date used to estimate pro forma elements of compensation). Values for 2014 and 2015 were calculated based on exchange rates applicable in those years and have not been recast to conform to the 2016 GBP exchange rate.
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GRANTS OF PLAN-BASED AWARDS IN 2016

The following table provides information about annual cash performance awards granted through our annual cash performance award program and long-term equity incentive awards granted through the Prior Stock Incentive Plan to the NEOs in 2016.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(3)	All Other Option Awards(4)	Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/Sh)	($)

Jon M. Huntsman	02/03/16	—	$2,500,000	$5,000,000	—	—	—	—	—	—	—

	02/03/16	—	—	—	17,777	71,106	142,212	—	—	—	$629,999

	02/03/16	—	—	—	—	—	—	94,808	—	—	$839,999

	02/03/16	—	—	—	—	—	—	—	214,286	$8.86	$630,001

Peter R. Huntsman	02/03/16	$0	$2,380,000	$4,760,000	—	—	—	—	—	—	—

	02/03/16	—	—	—	60,102	240,406	480,812	—	—	—	$2,129,997

	02/03/16	—	—	—	—	—	—	320,542	—	—	$2,840,002

	02/03/16	—	—	—	—	—	—	—	724,490	$8.86	$2,130,001

J. Kimo Esplin	02/03/16	$0	$484,120	$968,240	—	—	—	—	—	—	—

	02/03/16	—	—	—	9,312	37,246	74,492	—	—	—	$330,000

	02/03/16	—	—	—	—	—	—	49,661	—	—	$439,996

	02/03/16	—	—	—	—	—	—	—	112,245	$8.86	$330,000

Anthony P. Hankins	02/03/16	$0	$610,400	$1,220,800	—	—	—	—	—	—	—

	02/03/16	—	—	—	5,926	23,702	47,404	—	—	—	$210,000

	02/03/16	—	—	—	—	—	—	31,603	—	—	$280,003

	02/03/16	—	—	—	—	—	—	—	71,429	$8.86	$210,001

David M. Stryker	02/03/16	$0	$356,720	$713,440	—	—	—	—	—	—	—

	02/03/16	—	—	—	6,984	27,935	55,870	—	—	—	$247,504

	02/03/16	—	—	—	—	—	—	37,246	—	—	$330,000

	02/03/16	—	—	—	—	—	—	—	84,184	$8.86	$247,501

(1)
This column shows annual cash performance awards granted under our annual cash performance award program to the NEOs in 2016. See the chart and accompanying narrative disclosure in "Compensation Discussion and Analysis—2016 Executive Compensation Decisions—2016 Annual Cash Performance Award" for additional information with respect to these amounts. The amounts reported in the table represent the target and maximum cash performance award guidelines established by the Compensation Committee but do not reflect the maximum annual dollar denominated incentive award amount that could be paid under the annual pool program, which amount is not determinable at the time the awards are granted and may not exceed the $15 million limit under the Prior Stock Incentive Plan. The amounts actually earned by each of the NEOs pursuant to our annual cash performance award program for 2016 are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.
(2)
This column shows performance share units granted under the Prior Stock Incentive Plan to the NEOs in 2016. The performance share units vest on December 31, 2018, subject to the achievement of relative TSR performance metrics. Amounts reported in the (a) "Threshold" column reflect the threshold number of performance share units (i.e., 25% of target) that may be earned for a certain minimum level of performance, (b) "Target" column reflects the target number of performance share units, or 100%, that may be earned and (c) "Maximum" column reflect the maximum number of performance share units that may be earned (i.e., 200% of target), in each case, based on relative TSR achievement against applicable performance metrics. If performance is below the threshold, no performance share units are earned. See "Compensation Discussion and Analysis—2016 Executive Compensation Decisions—Long-Term Equity Compensation" for additional information with respect to these awards.
(3)
This column shows the number of restricted shares granted under the Prior Stock Incentive Plan to the NEOs in 2016. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date. During the restriction period, each restricted share entitles the individual to vote such share, and each restricted share entitles the individual to accrue quarterly payments by us equal to the quarterly dividend on one share of our common stock.
(4)
This column shows the number of nonqualified options granted under the Prior Stock Incentive Plan to the NEOs in 2016. The option awards become exercisable and vest ratably in three equal annual installments beginning on the first anniversary of the grant date.
(5)
The exercise price of the nonqualified options disclosed in this column is equal to the closing price of our common stock on the New York Stock Exchange on the date of grant.
(6)
This column shows the full grant date fair value of the awards computed in accordance with FASB ASC Topic 718. With respect to the performance share units, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeitures.
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NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Information regarding the elements of our executive compensation program for 2016 is provided above under "Compensation Discussion and Analysis." The following is a discussion of material factors necessary to obtain an understanding of information disclosed under "—2016 Summary Compensation Table" and "Grants of Plan-Based Awards in 2016" that is not otherwise discussed in the Compensation Discussion and Analysis.

Aircraft Use Policy.    We have an Aircraft Use Policy to carefully manage use of our aviation assets in a manner that best meets the goals of improving senior management's effectiveness and availability. Under this policy, certain of our executive officers may have personal use of company aircraft to the extent that such executive officer reimburses our company for the costs associated with their respective personal use of company aircraft. To mitigate security concerns and to maximize time available to spend on company business, the Compensation Committee permits our Executive Chairman and CEO to have personal use of company aircraft without cost subject to availability and to the Compensation Committee's authority to limit any such personal use. For 2016, personal use for our Executive Chairman was limited to 150 flight hours while personal use by our CEO was unlimited. We do not make gross-up payments for out-of-pocket tax obligations resulting from any personal use of our company aircraft.

Air Travel Allowance.    Pursuant to our Business Expense and Travel Policy, we offer all employees the opportunity to receive an air travel allowance to encourage cost savings to us. When an employee is authorized to fly business class but chooses to fly coach class, we pay the employee an amount equal to half the difference between the lowest cost business class ticket and the fare paid up to a maximum of $2,000.

Company Car.    We provide executive officers with leased vehicles for business use, which executives may also use for personal transportation. Executive officers are responsible for the taxes on imputed income associated with the personal use of these vehicles.

Foreign Assignment.    In accordance with our practice with respect to employees on assignment in a foreign country, Mr. Hankins entered into a letter agreement on November 1, 2000 with our subsidiary Huntsman Polyurethanes Americas detailing the terms of his secondment from Huntsman Polyurethanes (UK) Ltd. The primary purpose of this letter agreement is to provide Mr. Hankins with details regarding repatriation to his home country following the completion of his foreign assignment. This letter agreement also defines the initial elements of Mr. Hankins' compensation package, including base salary and an annual cash performance award, and provides for customary expatriation arrangements, including an international location allowance expressed as a percentage of annual salary.

Family Travel.    Travel costs for family members of employees or consultants are reimbursable by the Company under limited circumstances. Employees and consultants are generally responsible for any taxable income associated with this reimbursement.

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OUTSTANDING EQUITY AWARDS AT 2016 YEAR-END

The following table provides information on the outstanding stock options, restricted stock awards and performance share units held by the NEOs as of December 31, 2016. The market value of the restricted stock and performance share unit awards is based on the closing market price of our stock on December 30, 2016 (the last trading day of fiscal 2016), which was $19.08.

		Option Awards				Stock Awards

		Number of Securities Underlying Unexercised Options(1)						Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares that Have Not Vested(5) ($)
				Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Name	Date of Award	Exercisable (#)	Unexercisable (#)

Jon M. Huntsman(6)	02/03/16	—	214,286	$8.86	02/03/26	94,808	$1,808,937	142,212	$2,713,405

	02/04/15	23,452	46,903	$22.77	02/04/25	27,849	$531,359	3,916	$74,717

	02/05/14	—	—	—	—	37,354	$712,714	—	—

Peter R. Huntsman	02/03/16	—	724,490	$8.86	02/03/26	320,542	$6,115,941	480,812	$9,173,893

	02/04/15	79,882	159,763	$22.77	02/04/25	94,861	$1,809,948	13,340	$254,527

	02/05/14	245,760	122,880	$21.22	02/05/24	55,765	$1,063,996	—	—

	02/06/13	378,788	—	$17.85	02/06/23	—	—	—	—

	02/01/12	393,082	—	$13.41	02/01/22	—	—	—	—

	02/02/11	216,920	—	$17.59	02/02/21	—	—	—	—

	02/23/10	150,215	—	$13.50	02/23/20	—	—	—	—

	03/02/09	400,000	—	$2.59	03/02/19	—	—	—	—

	02/20/07	464,785	—	$20.66	02/20/17	—	—	—	—

J. Kimo Esplin	02/03/16	—	112,245	$8.86	02/03/26	49,661	$947,532	74,492	$1,421,307

	02/04/15	12,821	25,641	$22.77	02/04/25	15,224	$290,474	2,141	$40,850

	02/05/14	44,998	22,499	$21.22	02/05/24	10,210	$194,807	—	—

	02/06/13	75,758	—	$17.85	02/06/23	—	—	—	—

	02/01/12	78,616	—	$13.41	02/01/22	—	—	—	—

	02/02/11	54,230	—	$17.59	02/02/21	—	—	—	—

	02/23/10	32,189	—	$13.50	02/23/20	—	—	—	—

	03/02/09	428,571	—	$2.59	03/02/19	—	—	—	—

	02/20/07	110,663	—	$20.66	02/20/17	—	—	—	—

Anthony P. Hankins	02/03/16	—	71,429	$8.86	02/03/26	31,603	$602,985	47,407	$904,468

	02/04/15	7,397	14,792	$22.77	02/04/25	8,783	$167,580	1,235	$23,564

	02/05/14	25,961	12,980	$21.22	02/05/24	5,890	$112,381	—	—

	02/06/13	47,348	—	$17.85	02/06/23	—	—	—	—

	02/01/12	58,962	—	$13.41	02/01/22	—	—	—	—

	02/02/11	54,230	—	$17.59	02/02/21	—	—	—	—

	02/23/10	32,189	—	$13.50	02/23/20	—	—	—	—

	03/02/09	226,735	—	$2.59	03/02/19	—	—	—	—

	02/20/07	66,398	—	$20.66	02/20/17	—	—	—	—

David M. Stryker	02/03/16	—	84,184	$8.86	02/03/26	37,246	$710,654	55,870	$1,066,000

	02/04/15	7,150	14,300	$22.77	02/04/25	8,490	$161,989	1,194	$22,782

	02/05/14	24,230	12,115	$21.22	02/05/24	5,498	$104,902	—	—

	06/10/13	42,424	—	$18.56	06/10/23	—	—	—	—

(1)
Option awards vest and become exercisable ratably in three equal annual installments on the first three anniversaries of each respective grant date. As of December 31, 2016, outstanding option awards granted on February 20, 2007, March 2, 2009, February 23, 2010, February 2, 2011, February 1, 2012, and February 6, 2013, are 100% vested. No option awards were granted in 2008. The outstanding option awards granted February 5, 2014 were 66 2/3% vested as of December 31, 2016, and vested as to 100% on February 5, 2016. The outstanding option awards granted on February 4, 2015 were 33 1/3% vested as of December 31, 2016, vested as to 66 2/3% on February 4, 2017, and vest as to 100% on February 4, 2018. The outstanding option awards granted on February 3, 2016 vested as to 33 1/3% on February 3, 2017, and vest as to 66 2/3% on February 3, 2018 and as to 100% on February 3, 2019.
(2)
Restricted stock awards vest and lapse their associated restrictions ratably in three equal annual installments on the first three anniversaries of each respective grant date. Restricted stock awards have generally been granted on the same day as option awards and vest on the same schedule as footnoted for option
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  awards above. As of December 31, 2016, the restricted stock awards granted on February 5, 2014 were vested as to 66 2/3%, and vested as to 100% on February 5, 2017. As of December 31, 2016, the restricted stock awards granted on February 4, 2015 were vested as to 33 1/3%, vested as to 66 2/3% on February 4, 2017, and vest as to 100% on February 4, 2018. The outstanding restricted stock awards granted on February 3, 2016 vested as to 33 1/3% on February 3, 2017, and vest as to 66 2/3% on February 3, 2018 and as to 100% on February 3, 2019.

(3)
The market value of unvested restricted stock reported in this column is calculated by multiplying $19.08, the closing market price of our stock on December 30, 2016 (the last trading day of fiscal 2016), by the number of unvested restricted shares as of December 31, 2016 for each restricted stock grant listed above.
(4)
For performance share units granted on February 4, 2015, awards divided into two equal tranches. The first tranche had a performance period that ended on December 31, 2016. None of the performance share units assigned to that tranche were deemed to be earned as of December 31, 2016; therefore no awards from that tranche are deemed to be outstanding for purposes of this table. The second tranche has a performance period that is scheduled to end on December 31, 2017, subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the second tranche of the 2015 awards reflect an estimated payout of a number of shares based on the threshold level of achievement with respect to the applicable performance metrics, as performance at December 31, 2016 did not exceed the threshold performance level. The performance share units granted on February 3, 2016 have a performance period of three years ending on December 31, 2018, also subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2016 grant reflect an estimated payout of a number of shares based on the maximum level of achievement with respect to the applicable performance metrics, as performance through December 31, 2016 exceeded the target performance level.
(5)
The market value of unvested performance share units reported in this column is calculated by multiplying $19.08, the closing market price of our stock on December 30, 2016 (the last trading day of fiscal 2016), by the number of unvested performance share units as of December 31, 2016 based on the level of achievement with respect to the applicable performance metrics.
(6)
Jon M. Huntsman was not awarded long-term equity incentive compensation from the date of our initial public offering through the end of 2009.
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OPTION EXERCISES AND STOCK VESTED DURING 2016

The following table presents information regarding the vesting of restricted stock awards during 2016 for each NEO.

	Stock Awards(1)

Name	Number of Shares Vested in 2016 (#)	Value Realized on Vesting ($)

Jon M. Huntsman	88,628	$798,879

Peter R. Huntsman	159,218	$1,445,702

J. Kimo Esplin	29,027	$263,079

Anthony P. Hankins	17,285	$156,593

David M. Stryker	16,030	$188,426

(1)
The following tabular disclosure provides information regarding the market value of the underlying shares on the vesting date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations.

				Restricted Stock Vested		Shares Withheld for Tax Obligation		Net Shares Issued

Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Value Realized	(#)	Value Paid	(#)	Market Value

Jon M. Huntsman	02/04/15	02/04/16	$9.41	13,925	$131,034	4,473	$42,091	9,452	$88,943

	02/05/14	02/05/16	$8.94	37,355	$333,954	12,085	$108,040	25,270	$225,914

	02/06/13	02/06/16	$8.94	37,348	$333,891	12,083	$108,022	25,265	$225,869

				88,628	$798,879	28,641	$258,153	59,987	$540,726

Peter R. Huntsman	02/04/15	02/04/16	$9.41	47,431	$446,326	12,917	$121,549	34,514	$324,777

	02/05/14	02/05/16	$8.94	55,765	$498,539	15,252	$136,353	40,513	$362,186

	02/06/13	02/06/16	$8.94	56,022	$500,837	23,502	$210,108	32,520	$290,729

				159,218	$1,445,702	51,671	$468,010	107,547	$977,692

J. Kimo Esplin	02/04/15	02/04/16	$9.41	7,613	$71,638	2,809	$26,433	4,804	$45,206

	02/05/14	02/05/16	$8.94	10,210	$91,277	3,234	$28,912	6,976	$62,365

	02/06/13	02/06/16	$8.94	11,204	$100,164	3,625	$32,408	7,579	$67,756

				29,027	$263,079	9,668	$87,753	19,359	$175,327

Anthony P. Hankins	02/04/15	02/04/16	$9.41	4,392	$41,329	1,394	$13,118	2,998	$28,211

	02/05/14	02/05/16	$8.94	5,891	$52,666	1,559	$13,937	4,332	$38,728

	02/06/13	02/06/16	$8.94	7,002	$62,598	1,901	$16,995	5,101	$45,603

				17,285	$156,593	4,854	$44,050	12,431	$112,542

David M. Stryker	02/04/15	02/04/16	$9.41	4,246	$39,955	1,387	$13,052	2,859	$26,903

	02/05/14	02/05/16	$8.94	5,498	$49,152	1,698	$15,180	3,800	$33,972

	06/10/13	06/10/16	$15.80	6,286	$99,319	1,720	$27,176	4,566	$72,143

				16,030	$188,426	4,805	$55,408	11,225	$133,018

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HUNTSMAN CORPORATION : PROXY STATEMENT

PENSION BENEFITS IN 2016

The table below sets forth information on the pension benefits for the NEOs under our pension plans, each of which is more fully described in the narrative following the table. The amounts reported in the table below equal the present value of the accumulated benefit at December 31, 2016 for the NEO under each plan based upon the assumptions described below.

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year

		(#)	($)	($)

Jon M. Huntsman	Huntsman Defined Benefit Pension Plan	39.167	$217,104	$18,177

	Supplemental Executive Retirement Plan		$4,888,335 (3)	$3,137,512 (3)

Peter R. Huntsman	Huntsman Defined Benefit Pension Plan	33.417	$2,598,953	—

	Supplemental Executive Retirement Plan		$11,371,667	—

J. Kimo Esplin	Huntsman Defined Benefit Pension Plan	22.417	$1,984,492	—

	Supplemental Executive Retirement Plan		$701,967	—

Anthony P. Hankins(4)	Huntsman Pension Scheme (U.K.)	32.583	$12,846,215	—

David M. Stryker(5)	Huntsman Defined Benefit Pension Plan	3.5	$275,013	—

	Supplemental Executive Retirement Plan	13.5	$954,446	—

(1)
The number of years of service credited to the NEO is determined using the same pension plan measurement date used for financial statement reporting purposes. These assumptions are discussed in "Note 18. Employee Benefit Plans" to our consolidated financial statements included in our 2016 10-K.
(2)
The actuarial present value of the accumulated benefits is determined using the same pension plan measurement date and assumptions as used for financial reporting purposes. These assumptions are discussed in "Note 18. Employee Benefit Plans" to our consolidated financial statements included in our 2016 10-K. For purposes of performing these calculations, a normal retirement (earliest unreduced) age of 65 was utilized for Messrs. Peter R. Huntsman, Esplin and Stryker, and a normal retirement (earliest unreduced) age of 62 was used for Mr. Hankins. With the exception of Jon M. Huntsman, all accrued benefits are assumed payable at the plan's earliest unreduced retirement age. It is assumed that Jon M. Huntsman's benefits are payable immediately. Benefit values reported in this table have been projected out to assume payment at the normal retirement age then have been discounted back to a present value as of December 31, 2016.
(3)
The $3,137,512 paid to Jon M. Huntsman in 2016 under the Supplemental Executive Retirement Plan represents distributions in connection with his service prior to his retirement from Huntsman in 2001. The $4,888,335 of accumulated benefit is attributable to his current service since his return to Huntsman.
(4)
As of December 31, 2016, Mr. Hankins had served 37.4 years with our company. The Huntsman Pension Scheme (U.K.) was frozen to new participants and years of credited service ceased to accrue as of February 29, 2012. Benefits for Mr. Hankins under this plan will only increase based on changes in salary.
(5)
We credited Mr. Stryker with 10 years of service under the Supplemental Executive Retirement Plan when he was hired in June 2013.

In the U.S., we sponsor the Huntsman Defined Benefit Pension Plan (the "Huntsman Pension Plan"), a tax-qualified defined benefit pension plan. Effective July 1, 2004, the formula used to calculate future benefits under the Huntsman Pension Plan was changed to a cash balance formula. The benefits accrued under the plan as of June 30, 2004 were used to calculate opening cash balance accounts. Of our NEOs, Messrs. Jon M. Huntsman, Peter R. Huntsman, Esplin and Stryker were participants in the Huntsman Pension Plan in 2016. The Huntsman Pension Plan was closed to new participants effective July 1, 2014.

The Huntsman Supplemental Executive Retirement Plan (the "Supplemental Executive Retirement Plan") is a non-qualified supplemental pension plan that provides benefits for designated executive officers based on certain compensation amounts not included in the calculation of benefits payable under the Huntsman Pension Plan. Of our NEOs, Messrs. Jon M. Huntsman, Peter R. Huntsman, Esplin and Stryker were participants in the Supplemental Executive Retirement Plan in 2016. The compensation taken into account for these NEOs under the Supplemental Executive Retirement Plan includes amounts in excess of the qualified plan limitations. The Supplemental Executive Retirement Plan benefit is calculated as the difference between (1) the benefit determined using the Huntsman Pension Plan formula with unlimited base salary plus annual cash performance awards, and (2) the benefit determined using base salary plus annual cash performance awards as limited by federal regulations.

Both plans express benefits as a hypothetical cash balance account established in each participant's name, and a participant's account receives two forms of credits: "pay credits" and "interest credits." Pay credits equal a percentage of a participant's compensation and are credited to a participant's account on an annual basis. "Compensation" for this purpose includes both salary and annual cash performance awards. "Compensation" under the Huntsman Pension Plan is subject to the compensation limit applicable to tax-qualified plans of $265,000 for 2016. The benefit that would be available under the Huntsman Pension Plan, but for this limitation, is provided under the Supplemental Executive Retirement Plan. The applicable pay credit percentage for our NEOs ranges between 8% and 12% depending on the participant's combined age and years of service as of the start of each plan year. The 2016 pay credits for the Huntsman Pension Plan are $31,800 for Jon M. Huntsman, $31,800 for Peter R.

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HUNTSMAN CORPORATION : PROXY STATEMENT

Huntsman, $27,825 for Mr. Esplin and $21,200 for Mr. Stryker. The 2016 pay credits for the Supplemental Executive Retirement Plan are $290,568, $327,720, $88,137, and $52,040 for Messrs. Jon M. Huntsman, Peter R. Huntsman, Esplin, and Stryker, respectively.

"Interest credits" for a plan year are based on the 30 year U.S. Treasury yield for November of the prior year. The minimum annual interest credit rate is 5.0%. The 2016 interest credits for the Huntsman Pension Plan are $9,416, $105,344, $80,646, and $10,994 for Messrs. Jon M. Huntsman, Peter R. Huntsman, Esplin, and Stryker. The 2016 interest credits for the Supplemental Executive Retirement Plan are $221,447, $437,023, $23,903, and $38,197 for Messrs. Jon M. Huntsman, Peter R. Huntsman, Esplin, and Stryker, respectively.

Pursuant to the terms of the Huntsman Pension Plan, at termination of employment for any reason after having completed at least three years of service, a participant will receive the amount then credited to the participant's cash balance account in an actuarially equivalent joint and survivor annuity (if married) or single life annuity (if not married). Participants may also choose from other optional forms of benefit, including a lump-sum payment in the amount of the cash balance account. For participants in the prior Supplemental Executive Retirement Plan (including NEOs Peter R. Huntsman and Mr. Esplin), the Huntsman Pension Plan also includes a minimum benefit that guarantees that a participant's benefit will not be less than the benefit accrued under the prior formula at transition (July 1, 2004) plus the benefit attributable to pay credits, with interest credits, beginning July 1, 2004. Under the prior plan provisions, the monthly basic benefit equaled one-twelfth of 1.4% of average earnings multiplied by pension service prior to January 1, 2000, plus 1.5% of average earnings multiplied by pension service after January 1, 2000, less 50% of the Social Security benefit prorated by pension service, payable as a life annuity to the participant. The prior Supplemental Executive Retirement Plan mirrored the benefit from the Huntsman Pension Plan. For participants taking an annuity, early retirement reductions apply if retirement occurs before normal retirement age (defined as age 65 with 5 years of service) and on or after the earlier of (i) both attaining age 50 and age plus vesting service equal to 80 or more, or (ii) age 55 with 10 years of vesting service. The effect of these reductions is to reduce the annuity amount paid by 5% per year for each year beginning at age 59 until age 50 where the amount paid would be 50%. As of December 31, 2016, Peter R. Huntsman is our only NEO eligible for early retirement.

Vested benefits under the Supplemental Executive Retirement Plan are paid 30 days following a participant's separation from service, unless the participant is a "specified employee" for purposes of Section 409A of the Internal Revenue Code ("Section 409A"), in which case payment will be delayed for six months. Vested benefits are paid in a single cash lump sum unless the participant elects: (1) a life annuity, (2) a life annuity with payments guaranteed for 120 months, or (3) a joint and survivor annuity providing survivor benefits equal to 50% or 100% (as elected by the participant) of the annuity payable to the participant. Benefits are unvested until the earlier to occur of: (1) completion of ten years of service, (2) termination on account of death or "Disability" or on or after attainment of "Normal Retirement Age," or (3) termination without "Reasonable Cause." Each NEO is fully vested in his benefit under the Supplemental Executive Retirement Plan. Jon M. Huntsman is currently receiving distributions from his Huntsman Pension Plan and Supplemental Executive Retirement Plan accounts in connection with his prior retirement from Huntsman in 2001.

"Disability" under the Huntsman Pension Plan provides that, for a disabled participant, service and benefit accruals continue for 24 months. After 24 months, disabled participants are deemed to be terminated participants. Disability is defined as total and permanent disability, as determined by the administrator of our long-term disability plan.

"Normal Retirement Age" is retirement eligibility upon age 65 with 5 years of service under the Huntsman Pension Plan and Supplemental Executive Retirement Plan.

"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform his duties.

We also sponsor retirement benefit plans in connection with our operations in the U.K. Of our NEOs, Mr. Hankins participates in the Huntsman Pension Scheme for U.K. associates in the Polyurethanes division. The Huntsman Pension Scheme (U.K.) in which Mr. Hankins participates provides a benefit of 2/3rd of final pensionable compensation times actual years of service through February 29, 2012, divided by total possible service to retirement. Final pensionable compensation is notional base salary received during the 12 months prior to retirement. Normal retirement age for the Huntsman Pension Scheme (U.K.) is age 62 and participants retiring as early as age 50 may receive a reduced pension amount between 37% at age 50 and 66.7% at age 61. These benefits also include U.K. social security benefits. As of December 31, 2016, Mr. Hankins had approximately 32.6 years of credited service in the U.K., and is fully vested in these benefits. The Huntsman Pension Scheme (U.K.) was frozen to new participants as of February 29, 2012 and, after that date, benefits for current participants under the plan will only increase based on changes in salary.

48 | HUNTSMAN 2017 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT

NONQUALIFIED DEFERRED COMPENSATION IN 2016

We provide executive officers based in the United States the opportunity to participate in two defined contribution savings plans: (1) the 401(k) Plan; and (2) the Supplemental Savings Plan. Jon M. Huntsman does not participate in the 401(k) Plan or the Supplemental Savings Plan. The 401(k) Plan is a tax-qualified broad-based employee savings plan; employee contributions up to 25% of base salary and annual cash performance awards are permitted up to dollar limits established annually by the Internal Revenue Service ("IRS"). The Supplemental Savings Plan is a nonqualified salary deferral plan and allows designated executive officers to defer up to 75% of eligible salary and up to 75% of annual cash performance awards. The Supplemental Savings Plan also provides benefits for participants in the form of company matching contributions based on certain compensation amounts not included in the calculation of benefits payable under the 401(k) Plan because of limits under federal law on compensation ($265,000 in 2016). As required by Section 409A, deferrals must be elected in the calendar year preceding the year in which the compensation deferred is earned. Peter R. Huntsman did not defer any earnings into the Supplemental Savings Plan in 2016.

Executive officers were previously offered the opportunity to participate in the SEMPP, a non-qualified plan that provided benefits not allowed under the MPP due to IRS compensation and allocation limits. The MPP was a tax-qualified broad-based employee savings plan that was merged into our 401(k) Plan on October 15, 2014. Contributions under the SEMPP and the MPP ceased September 1, 2014; however, our NEOs still maintain a balance in the SEMPP, which is reflected in the table below.

The table below provides information on the nonqualified deferred compensation of the NEOs in 2016 under the Supplemental Savings Plan and the SEMPP. The NEOs cannot withdraw any amounts from their nonqualified deferred compensation balances for a period of six months following the date of their termination of employment or retirement. No withdrawals or distributions were made in 2016

Name	Executive Contributions in Last FY(1)	Huntsman Contributions in Last FY(2)		Aggregate Earnings in Last FY(3)	Aggregate Balance at Last FYE(4)

Peter R. Huntsman	—	$171,260	(5)	$187,850	$6,135,194	(6)

J. Kimo Esplin	$220,880	$83,940	(7)	$148,265	$4,860,752	(8)

Anthony P. Hankins	$86,565	$108,006	(9)	$56,594	$2,615,189	(10)

David M. Stryker	—	$$7,400	(11)	$654	$25,673	(12)

(1)
These contributions represent deferrals under the Supplemental Savings Plan and are included in the Salary column of the Summary Compensation Table for 2016 set forth above.
(2)
These amounts represent contributions to our Supplemental Savings Plan and are included in the "All other compensation" column of the Summary Compensation Table for 2016 set forth above.
(3)
No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under such plans are identical to the investment choices available in the 401(k) Plan, which is a qualified plan. Consequently, none of the earnings reported in this table are included in the Summary Compensation Table set forth above.
(4)
Amounts reflected in this column for each NEO who participates in the plans were previously reported as compensation to the executive officer in the Summary Compensation Table as follows: Peter R. Huntsman—$2,085,369, Mr. Esplin—$763,456, Mr. Hankins—$608,227, and Mr. Stryker—$5,200. We ceased contributions to the SEMPP as of August 31, 2014. Mr. Stryker also received a contribution of $7,400 in 2015 that was not reflected in the Summary Compensation Table, but is reflected in the amounts within the table above.
(5)
This amount includes a contribution of $7,400 contribution match and $163,860 which represents a 6% nondiscretionary contribution to the Supplemental Savings Plan.
(6)
This amount includes $568,761 from our Supplemental Savings Plan and $5,566,433 from the SEMPP.
(7)
This amount includes a contribution of $33,576 contribution match and $50,364 which represents a 6% nondiscretionary contribution to the Supplemental Savings Plan.
(8)
This amount includes $3,884,936 from our Supplemental Savings Plan and $975,816 from the SEMPP.
(9)
This amount includes a contribution of $43,202 contribution match and $64,804 which represents a 6% nondiscretionary contribution to the Supplemental Savings Plan.
(10)
This amount includes $1,996,696 from our Supplemental Savings Plan and $618,493 from the SEMPP.
(11)
This amount includes a contribution of $7,400 contribution match to the Supplemental Savings Plan.
(12)
This amount comprises $25,673 from our Supplemental Savings Plan.

The Supplemental Savings Plan provides for payment of benefits to a participant upon the earlier to occur of a "Change of Control" or a termination of the participant's service. Benefits paid upon a "Change of Control" are always paid in a single lump-sum payment. Benefits payable upon a separation from service can be made (at the election of the participant) in either a single lump-sum payment or in substantially equal installments over a period selected by the participant that does not exceed 10 years. In addition, the participant may request distribution of all or a portion of the amounts credited to his account upon an

49 | HUNTSMAN 2017 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT

"Unforeseeable Emergency." Payments upon separation from service will be delayed six months in accordance with Section 409A in the event a participant is a "specified employee" for purposes of Section 409A. The Supplemental Savings Plan was amended on September 1, 2014 to increase the eligible match to 4% of pay. Additionally, for individuals who had been participants in the MPP or SEMPP plans, we provide a 6% non-discretionary contribution to the Supplemental Savings Plan. This non-discretionary contribution was implemented to offset the effect of discontinuation of all contributions to the MPP and SEMPP plans effective August 31, 2014. Jon M. Huntsman and Mr. Stryker were not eligible to participate in the MPP or SEMPP; therefore, they were not eligible to receive non-discretionary contributions into the Supplemental Savings Plan.

The Supplemental Savings Plan defines a "Change of Control" as the occurrence of either of the following events:

•
Any person becomes the owner of 35% or more of our outstanding voting stock (other than certain persons affiliated with us).

•
The replacement of a majority of the Board over a two-year period except in cases where (1) such replacement is not approved by a vote of at least a majority of the incumbent Board or (2) the election or nomination of such replacement Board members is by certain of our affiliates.

In addition, any "Change of Control" must also constitute a change in control for purposes of Section 409A.

A participant will be deemed to have incurred an "Unforeseeable Emergency" if he suffers a severe financial hardship resulting from (1) an illness or accident with respect to him, his spouse or a dependent, (2) the loss of property due to casualty or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the participant's control determined by us to constitute an unforeseeable emergency for purposes of Section 409A.

The SEMPP was a nonqualified plan for senior executives that provided for benefits not allowed under the MPP due to IRS compensation and allocation limits. Employees are vested in this account upon meeting 10 years of service, upon attaining normal retirement age, death or disability, or upon termination of employment without reasonable cause. Effective September 1, 2014, we no longer make contributions to the SEMPP.

The plan provides for the payment of vested benefits upon a participant's separation from service except to the extent the participant is a "specified employee" for purposes of Section 409A in which case benefits will be delayed six months. A participant's benefits vest on the earlier to occur of (1) completion of ten years of service, (2) termination on account of death, "Disability," or on or after attainment of "Normal Retirement Age," or (3) termination without "Reasonable Cause." "Disability," "Normal Retirement Age," and "Reasonable Cause" have the same meanings as set forth above in our description of the Supplemental Executive Retirement Plan under "—Pension Benefits in 2016," except that a "Disability" must also constitute a disability for purposes of Section 409A. Other than Jon M. Huntsman and Mr. Stryker, who are not eligible to participate, each NEO is currently vested in his SEMPP benefit. Benefits are payable in one of the following forms elected by a participant:

•
A single lump-sum payment;

•
A single life annuity;

•
A joint and survivor annuity; or

•
Installments over a period selected by the participant not in excess of 10 years.

Participants are entitled to elect the investment of their accounts under both the Supplemental Savings Plan and the SEMPP. Although no assets may actually be invested, a participant's benefit value is based on the gains or losses of the investments they choose. No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under the plans are identical to the investment choices available in the 401(k) Plan. Consequently none of the earnings reported in the "Nonqualified Deferred Compensation in 2016" table above are included in the Summary Compensation Table for 2016. Participants may change their investment options at any time by contacting the plan record keeper.

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HUNTSMAN CORPORATION : PROXY STATEMENT

The table below lists the investment funds available to participants in the 401(k) Plan, the Supplemental Savings Plan and the SEMPP. The table also provides the rate of return for each fund for 2016. All funds and rates of return are the same for each defined contribution plan.

Investment Funds	Ticker Symbol	2016 Performance

American Beacon Large Cap Value Institutional	AADEX	15.98%

American Beacon Small Cap Value Institutional	AVFIX	26.77%

American Century Inflation Adjusted Bond I	AIANX	4.85%

American Century Real Estate I	REAIX	5.92%

DFA Emerging Markets Value I	DFEVX	19.84%

Fidelity International Discovery K	FIDKX	(5.62)%

Fidelity Low Priced Stock K	FLPKX	8.88%

First Eagle Overseas A	SGOVX	5.59%

Janus Venture I	JVTIX	7.23%

PIMCO Total Return Institutional Class	PTTRX	2.60%

PRIMECAP Odyssey Aggressive Growth	POAGX	11.73%

T Rowe Price New America Growth	PRWAX	1.40%

Vanguard Institutional Index I	VINIX	11.93%

Vanguard Mid Cap Index Admiral	VIMAX	11.22%

Vanguard Retirement Savings Trust II	N/A	2.06%

Vanguard Selected Value Investment	VASVX	16.34%

Vanguard Small Cap Index Admiral	VSMAX	18.30%

Vanguard Target Retirement Income	VTINX	5.25%

Vanguard Target Retirement 2010	VTENX	5.22%

Vanguard Target Retirement 2020	VTWNX	6.95%

Vanguard Target Retirement 2030	VTHRX	7.85%

Vanguard Target Retirement 2040	VFORX	8.73%

Vanguard Target Retirement 2050	VFIFX	8.85%

Vanguard Target Retirement 2060	VTTSX	8.84%

Vanguard Total International Stock Index Admiral	VTIAX	4.67%

Vanguard Total Bond Market Index Admiral	VBTLX	2.60%

51 | HUNTSMAN 2017 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Our NEOs may receive compensation in connection with an involuntary termination of employment or a change of control pursuant to the terms of the following arrangements:

•
the Executive Severance Plan (in the case of the NEOs other than Jon M. Huntsman and Peter R. Huntsman);

•
the Severance Agreements with Jon M. Huntsman and Peter R. Huntsman;

•
the 2016 Huntsman Stock Incentive Plan and the Prior Stock Incentive Plan; and

•
other existing plans and arrangements in which our NEOs participate.

Executive Severance Plan.    Through our Executive Severance Plan, we provide our executive officers, including our NEOs, two times base salary as severance in order to attract and retain the executive talent necessary for our business. The level of severance is evaluated each year. Pursuant to our Executive Severance Plan, each participant is entitled to receive a single cash lump sum severance payment in the event of a termination without Reasonable Cause or upon a termination by the executive for Good Reason.

"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform his duties.

"Good Reason" means a voluntary termination of employment by the participant as a result of (1) a materially detrimental reduction or change to the job responsibilities or in the current base compensation of the Participant, or (2) within a period of 12 months following a Change of Control, changing the participant's principal place of work by more than 50 miles, in each case, which is not remedied by the Company within 30 days after receipt of notice.

A "Change of Control" is defined pursuant to the 2016 Huntsman Stock Incentive Plan and means the occurrence of any of the following:

•
An acquisition by any person of 20% or more of the combined voting power of our outstanding voting securities.

•
The consummation of a reorganization, merger, consolidation or other transaction in which our stockholders do not own, immediately thereafter, more than 20% or more of the combined voting power of the resulting entity in substantially the same proportion as their stock ownership prior to the transaction.

•
The sale or disposition of all or substantially all of our assets.

•
A majority change in the incumbent directors of the Board.

•
An approval by the Board or our stockholders of a complete or substantially complete liquidation or dissolution.

The Executive Severance Plan also provides the continuation of medical benefits for U.S. participants for up to two years following termination (which will be in the form of a lump sum cash payment equal to the COBRA premium at the time of departure multiplied by the severance period multiplied by 150%), and outplacement services for a period of one year.

A participant is not entitled to benefits under the Executive Severance Plan if the participant is reemployed with an employer in our controlled group, if the participant refuses to sign a waiver and release of claims in our favor if requested, or if the participant is entitled to severance benefits under a separate agreement or plan maintained by us.

As a citizen of the U.K., Mr. Hankins is an entitled participant in the business severance plan. At the time of a termination, payout potential from both the Executive Severance Plan and the U.K. business plan would be considered, then the plan generating the more generous payout would be used. Mr. Hankins is entitled to 12 months' notice and 116.67% of his annual base pay upon termination as is the case with all U.K. associates in our Polyurethanes division. Accordingly, his potential severance payment is 26 times base monthly salary upon termination. The Executive Severance Plan provides greater severance amounts than the U.K. business severance plan for Mr. Hankins in the event of a termination without "Reasonable Cause" or upon a termination by the executive for "Good Reason."

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HUNTSMAN CORPORATION : PROXY STATEMENT

Severance Agreements with Jon M. Huntsman and Peter R. Huntsman.    Effective January 1, 2013, we entered into Severance Agreements with Jon M. Huntsman and Peter R. Huntsman. The Severance Agreements have a five year term and are designed to provide enhanced severance benefits in the event of a change of control. During the term of the agreements, Jon M. Huntsman and Peter R. Huntsman are not eligible to participate in the Executive Severance Plan.

Pursuant to the agreements, if Jon M. Huntsman or Peter R. Huntsman is terminated (i) by us other than for Reasonable Cause or (ii) by the executive for Good Reason, the executive will be entitled to the same payments and benefits specified in the Executive Severance Plan.

For Jon M. Huntsman, upon the occurrence of a change of control, all unvested equity awards under the 2016 Huntsman Stock Incentive Plan and the Prior Stock Incentive Plan will become immediately vested, regardless of whether a termination has occurred. In addition, if his employment is terminated by us without Reasonable Cause or by him for Good Reason, in either case, within three years following a change of control, we will pay Jon M. Huntsman a lump sum cash amount equal to (1) three times his then current annual base salary, (2) three times the largest annual bonus paid to him during any of the three previous calendar years, (3) the largest annual bonus amount paid to him during any of the previous three calendar years, reduced by an amount equal to the pro rata portion of such bonus attributable to the number of days in the calendar year of his termination that elapse following his termination date, and (4) an amount equal to $42,890, representing the loss of certain health and welfare benefits provided to him in connection with his employment.

In the case of Peter R. Huntsman, in the event his employment is terminated by us other than for Reasonable Cause or by him for Good Reason, in either case, within two years following a change of control, we will pay him a lump sum cash amount equal to 2.9 times his then current annual base salary.

Payment of any amounts described above is contingent upon each executive executing (and not revoking) a release of claims in favor of the Company. The Severance Agreements do not contain tax gross-up provisions; however, the agreements do include a "best of net" provision, which provides that, if any payments or benefits to which the executive is entitled in connection with his termination are likely subject to the tax imposed by Section 4999 of the Internal Revenue Code, the payment will (1) be reduced such that Section 4999 does not apply or (2) paid in full, whichever produces the better net after tax position to the executive.

The Severance Agreements utilize the same definition of Reasonable Cause as set forth above with respect to our Executive Severance Plan. A termination for Good Reason pursuant to the Severance Agreements means voluntary termination of employment as a result of (1) the significant detrimental reduction or change to the executive's job responsibilities or in his current base compensation, or (2) a change in the executive's principal place of work by more than fifty miles from his principal place of work, which is not remedied by the Company within 30 days after receipt of notice.

For purposes of the Severance Agreements, a "change of control" means (1) an acquisition of beneficial ownership by an individual, entity, or group of 20% or more of our then outstanding shares of common stock or of our outstanding voting securities (subject to certain exceptions), (2) a majority change in the incumbent directors of the Board, (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets (subject to certain limitations), or (4) a complete liquidation or dissolution of the Company.

Stock Incentive Plan Awards.    Long-term equity incentive awards granted under the Huntsman's stock incentive plans provide for accelerated vesting upon a Change of Control or certain other events, including certain terminations of employment or service, at the discretion of our Compensation Committee. Any such provision made by the Compensation Committee could benefit all participants in the Huntsman's stock incentive plans, including the NEOs. If there is a Change of Control, the Compensation Committee may, in its discretion, provide for:

•
assumption by the successor company of an award, or the substitution thereof for similar options, rights or awards covering the stock of the successor company;

•
acceleration of the vesting of all or any portion of an award;

•
changing the period of time during which vested awards may be exercised (for example, but not by way of limitation, by requiring that unexercised, vested awards terminate upon consummation of the change of control);

•
payment of substantially equivalent value in exchange for the cancellation of an award; and/or

•
issuance of substitute awards of substantially equivalent value.
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HUNTSMAN CORPORATION : PROXY STATEMENT

Other arrangements.    As more fully described under "—Pension Benefits in 2016" above, our executives are entitled to payments pursuant to the terms and conditions of the Huntsman Pension Plan or local variants and the Supplemental Executive Retirement Plan. In addition, pursuant to our Supplemental Savings Plan, upon a change of control (as defined in the Supplemental Savings Plan), participants, including the NEOs, may elect to receive the present value of the benefits payable to them under this plan. Amounts payable under the Supplemental Savings Plan and SEMPP are described under "—Nonqualified Deferred Compensation in 2016" above.

As described under "—Pension Benefits in 2016" above, pursuant to the Huntsman Pension Scheme (U.K.), Mr. Hankins is entitled to receive annual benefits of up to 2/3 of pensionable compensation, which are reduced if his actual years of service are less than the total possible years of service to retirement. Upon a qualifying disability, Mr. Hankins' benefits would be 75% of pensionable compensation until age 65. Mr. Hankins is entitled to a minimum death benefit equal to 66.6% of the accrued benefit and a lump sum equal to eight times pensionable compensation.

Quantification of Potential Payments and Benefits.    The table below reflects the compensation that may be payable to or on behalf of each NEO upon an involuntary termination or a change of control. The amounts shown assume that such termination or change of control was effective as of December 31, 2016. All equity acceleration values have been calculated using the closing price of our stock on December 30, 2016 (the last trading day of fiscal 2016) of $19.08. The actual amounts we will be required to disburse can only be determined at the time of the applicable circumstance.

Payment Type	Jon M. Huntsman		Peter R. Huntsman		J. Kimo Esplin		Anthony P. Hankins		David M. Stryker

INVOLUNTARY TERMINATION—WITHOUT CAUSE OR FOR GOOD REASON

Cash Severance	$2,650,000		$3,400,000		$1,383,200		$1,744,000		$1,019,200

Health & Welfare(1)	$66,285		$66,285		$71,921		$66,285		$66,285

Outplacement Services(2)	$8,500		$8,500		$8,500		$8,500		$8,500

TOTAL TERMINATION BENEFITS	$2,724,785		$3,474,785		$1,463,621		$1,818,785		$1,093,985

CHANGE OF CONTROL

Accelerated Equity Awards	$6,898,603	(3)	$21,999,209	(4)	$3,454,011	(5)	$2,159,440	(6)	$2,462,031	(7)

CHANGE OF CONTROL/ INVOLUNTARY TERMINATION WITHOUT CAUSE OR FOR GOOD REASON

Cash Severance	$22,405,890	(8)	$4,930,000	(9)	—		—		—

(1)
In the case of an involuntary termination without Reasonable Cause or for Good Reason, calculated by multiplying 150% of the employer and employee monthly premiums payable with respect to the health care coverage elected by the executive as of December 31, 2016, by 24. We assumed a monthly premium 50% larger than current premiums to reflect annual increases in premium costs in order to ensure that the amounts reported above include the total amount for which we are potentially responsible with respect to such coverage.
(2)
We contract with a third-party provider for 12 months of outplacement services. To the extent these services might be utilized, we expect the Company cost would be as set forth herein.
(3)
Jon M. Huntsman's Severance Agreement provides for automatic vesting in full of his outstanding unvested equity awards upon the occurrence of a change of control. An acceleration of Jon M. Huntsman's 160,011 unvested shares of restricted stock would have an estimated value of $3,053,010 and 86,771 target unvested performance share units would have an estimated value of $1,655,591. In addition, an acceleration of Jon M. Huntsman's 261,189 unvested options would have an estimated value of $2,190,003 on December 31, 2016.
(4)
Any acceleration of vesting of long-term equity incentive awards held by Peter R. Huntsman requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2016. An acceleration of Peter R. Huntsman's 471,168 unvested shares of restricted stock would have an estimated value of $8,989,885 and 293,765 target unvested performance share units would have an estimated value of $5,605,036. In addition, an acceleration of Peter R. Huntsman's 1,007,133 unvested options would have an estimated value of $7,404,288 on December 31, 2016.
(5)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Esplin requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2016. An acceleration of Mr. Esplin's 75,095 unvested shares of restricted stock would have an estimated value of $1,432,813 and 45,810 target unvested performance share units would have an estimated value of $874,055. In addition, an acceleration of Mr. Esplin's 160,385 unvested options would have an estimated value of $1,147,144 on December 31, 2016.
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(6)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Hankins requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2016. An acceleration of Mr. Hankins' 46,276 unvested shares of restricted stock would have an estimated value of $882,946 and 28,642 target unvested performance share units would have an estimated value of $546,489. In addition, an acceleration of Mr. Hankins' 99,201 unvested options would have an estimated value of $730,004 on December 31, 2016.
(7)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Stryker requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2016. An acceleration of Mr. Stryker's 51,234 unvested shares of restricted stock would have an estimated value of $977,545 and 32,711 target unvested performance share units would have an estimated value of $624,126. In addition, an acceleration of Mr. Stryker's 110,599 unvested options would have an estimated value of $860,360 on December 31, 2016.
(8)
In the event of an involuntary termination following a change of control, this amount is equal to (a) three times Jon M. Huntsman's current annual base salary, (b) three times the largest annual bonus paid to him during any of the three previous calendar years, (c) the largest annual bonus paid to him during any of the three previous calendar years, reduced pro rata based on the date of termination, and (d) an amount equal to $42,890 for the loss of certain health and welfare benefits.
(9)
In the event of an involuntary termination following a change of control, this amount is equal to 2.9 times Peter R. Huntsman's annual base salary.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2016.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

Plan Category	(#)(1)	($)	(#)

Equity compensation plans approved by security holders as of December 31, 2016(2)	13,825,954	$13.37	7,909,011

Equity compensation plans not approved by security holders:	—	—	—

(1)
Includes 11,245,452 outstanding options and 2,580,502 undelivered full value awards (including 1,220,152 outstanding performance share units at the maximum level, 905,450 unvested phantom shares, and 454,900 vested stock units. If performance share units were delivered at target, this figure would include 11,245,452 outstanding options and 1,970,426 undelivered full value awards (including 610,076 outstanding performance share units, 905,450 unvested phantom shares, and 454,900 vested stock units). Does not include 1,824,691 shares of unvested restricted stock.
(2)
Since its inception, the Prior Stock Incentive Plan allows for the issuance of up to 37,170,909 shares of our common stock and the 2016 Stock Incentive Plan allows for the issuance of up to 8,225,000 shares of our common stock to employees and consultants of our company and its subsidiaries and to members of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Alvin V. Shoemaker, Nolan D. Archibald and Wayne A. Reaud each served on the Compensation Committee during 2016. None of the members who served on the Compensation Committee during 2016 has at any time been an officer or employee of our company or any of its subsidiaries nor had any substantial business dealings with our company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of our company.

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PART 6	AUDIT COMMITTEE MATTERS

FEES BILLED BY DELOITTE & TOUCHE LLP AND AFFILIATES

The following table shows the aggregate fees billed by Deloitte & Touche LLP, Deloitte Tax LLP and the member firms of Deloitte Touche Tohmatsu Limited in each of the last two fiscal years for the services indicated (dollars in millions):

	2016	2015

Audit Fees(1)	$8.2	$9.6

Audit-Related Fees(2)	2.3	1.1

Tax Fees(3)	5.0	3.6

All Other Fees(4)	1.7	1.4

Total	$17.2	$15.7

(1)
Includes fees associated with annual integrated audits of Huntsman Corporation and Huntsman International LLC, reviews of Quarterly Reports on Form 10-Q, a joint venture audit and statutory audits required internationally. We reclassified $1.0 million of 2015 audit fees, relating to the audit and review of carved-out entities, as audit-related fees.
(2)
Includes fees associated with services related to registration statements, comfort letters, and the audit and review of carved-out entities.
(3)
Includes fees associated with tax compliance, tax advice and tax planning services including, but not limited to, international tax compliance and advice, federal and state tax advice, mergers and acquisitions tax advice, assistance with the preparation of foreign and domestic tax returns, and tax restructuring services related to the Pigments and Additives spin-off transaction.
(4)
Includes fees for other permissible work performed by Deloitte Consulting LLP. The services relate to engagements to provide advice, observations, and recommendations regarding the Pigments and Additives spin-off planning structure, as well as operations, maintenance, supply chain, sourcing and procurement to be considered by the Company.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has, by resolution, adopted policies and procedures regarding pre-approval of the performance by Deloitte & Touche LLP and affiliates of certain audit and non-audit services. Deloitte & Touche LLP and affiliates may not perform any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002, except as may otherwise be provided by law or regulation. Deloitte & Touche LLP and affiliates may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. The Audit Committee has pre-approved the performance by Deloitte & Touche LLP and affiliates of certain audit and accounting services, certain tax services, and, provided that fees do not exceed $250,000 per individual project, certain other tax services and audit-related services. The Audit Committee has delegated to the committee chair the power to pre-approve services beyond those previously described, provided that no services may be approved that are prohibited pursuant to Section 201(a) of the Sarbanes Oxley Act of 2002 or that appear reasonably likely to compromise the independence of Deloitte & Touche LLP. Any pre-approval granted by the chair is reviewed by the Audit Committee at its next regularly scheduled meeting. In addition, the Audit Committee receives a report annually detailing the prior year's expenditures, consistent with the SEC's accountant fee disclosure requirements.

The Audit Committee has approved all audit and permissible non-audit services prior to such services being provided by Deloitte & Touche LLP and affiliates in accordance with these procedures.

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AUDIT COMMITTEE REPORT

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Huntsman Corporation ("Huntsman") assists the Board in fulfilling its oversight responsibilities with respect to the external financial reporting process and the adequacy of Huntsman's internal controls over financial reporting and related disclosure controls and procedures, areas for which management has primary responsibility. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on Huntsman's website at www.huntsman.com. At its May 2017 meeting, the Board determined that all current Committee members, Messrs. Burns, Shoemaker, Sir Robert and Dr. Beckerle, meet the independence, experience and other qualification requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and the New York Stock Exchange.

The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Huntsman's audited financial statements with accounting principles generally accepted in the United States and for issuing its report on Huntsman's internal control over financial reporting. All audit and non-audit services provided to Huntsman by the independent registered public accounting firm are pre-approved by the Committee or by the Chair of the Committee pursuant to delegated authority, and the Committee considers the compatibility of such non-audit services with the independent registered public accounting firm's independence.

The Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Committee considers the quality of the services provided by the independent registered public accounting firm, along with their capabilities, technical expertise, and knowledge of Huntsman's operations and industry. Based on these evaluations, the Committee decided to engage Deloitte & Touche LLP as Huntsman's independent registered public accounting firm for the year ending December 31, 2017. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee has continued its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the registered public accounting firm at Huntsman's annual meeting of stockholders.

The Committee has reviewed and discussed Huntsman's audited financial statements for the year ended December 31, 2017 with Huntsman's management. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 61. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions referred to in the preceding paragraph, the Committee recommended to the Board that Huntsman's audited financial statements for the year ended December 31, 2017 be included in Huntsman's Annual Report on Form 10-K for the year ended December 31, 2017. This report was submitted by the current members of the Committee,

AUDIT COMMITTEE,
M. Anthony Burns, Chair Mary C. Beckerle Robert J. Margetts Alvin V. Shoemaker
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PART 7	PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board is currently set at eight, all of whom are elected to serve until the 2017 annual meeting. The Governance Committee has recommended, and the Board has unanimously nominated, Messrs. Jon M. Huntsman, Peter R. Huntsman, Nolan D. Archibald, M. Anthony Burns, Wayne A. Reaud, Alvin V. Shoemaker, Dr. Mary C. Beckerle and Sir Robert J. Margetts for election. Each elected director will serve until our 2018 annual meeting, until a successor is elected and qualified, or until his or her earlier death, resignation or retirement. We did not pay any third-party fees to assist in the process of identifying or evaluating candidates nor did we receive any stockholder nominations for director.

The nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors. You may not cumulate your votes in the election of directors. Votes that are withheld from a director's election will be counted toward a quorum, but will not affect the outcome of the vote on the election of a director. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the election of the director nominees.

Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote FOR each of the director nominees listed below. Although we have no reason to believe that any of the nominees will be unable to serve if elected, should any of the nominees become unable to serve prior to the Annual Meeting, the proxies will be voted for the election of such other persons as may be nominated by the Board.

It is our policy for directors to attend our annual meetings to provide an opportunity for stockholders to communicate directly with directors about issues affecting our company.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

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PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are submitting a proposal to our stockholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. Currently, our stockholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2018 annual meeting.

The guiding principles of our compensation policies and decisions include aligning each executive's compensation with our company's business strategy and the interests of our stockholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Our overriding executive compensation philosophy is clear and consistent—we pay for performance. Consistent with this philosophy, a significant portion of the total compensation for each of our executives is directly related to our earnings and to other performance factors that measure our progress against the goals of our strategic and operating plans and the long-term performance of our common stock.

When casting your vote, we urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation practices effectively implement our guiding principles. This is evidenced by our company's strong financial performance in 2016, as discussed in the Compensation Discussion and Analysis section.

The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the principles, policies and practices described in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

"RESOLVED, that the stockholders of Huntsman Corporation approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the proxy statement for the 2017 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures."

Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

While this vote is required by law, the result will not be binding on our company, the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against our NEOs' compensation as disclosed in this proxy statement, we will consider our stockholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL 3—NON-BINDING ADVISORY VOTE TO APPROVE THE PREFERRED FREQUENCY OF VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described in Proposal 2 above, in accordance with Exchange Act Section 14A, our stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Proposal 2 above is referred to as a "say-on-pay" vote. As required by Exchange Act Section 14A, this Proposal 3 affords stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or a special stockholder meeting for which our company must include executive compensation information in the proxy statement for that meeting). Under this Proposal 3, stockholders may vote on a non-binding basis to have the say-on-pay vote every year, every two years, or every three years. In addition, stockholders may abstain from voting on this Proposal 3. Exchange Act Section 14A requires the company to hold an advisory vote on the frequency of the say-on-pay vote at least once every six years.

We believe that say-on-pay votes should be conducted every year so that stockholders can provide us with direct and timely input on our executive compensation program. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually and holding an annual advisory vote on executive compensation provides us with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be feasible or feasible to change our executive compensation programs in consideration of any one year's advisory vote on executive compensation before the following year's annual meeting of stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (1 year, 2 years, 3 years, or abstain) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider stockholders to have approved the frequency selected by holders of a plurality of the shares present. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

Please note that this vote is advisory and not binding on our company or the Board in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide now or in the future that it is in the best interests of our stockholders and our company to hold an advisory vote on executive compensation on a different frequency than the frequency receiving the most votes cast by our stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE OPTION OF "1 YEAR"
AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION

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PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2017. Deloitte & Touche LLP has served as our auditor since 1984. The Audit Committee has been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. As a matter of good corporate governance, the Audit Committee has determined to submit its selection of Deloitte & Touche LLP to stockholders for ratification.

The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm will require approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you hold your shares in street name and do not provide timely voting instructions, your broker may exercise discretionary authority, thereby avoiding a broker non-vote.

If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of our company and our stockholders.

One or more representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have an opportunity to make a statement.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2018 ANNUAL MEETING

STOCKHOLDER PROPOSALS TO BE INCLUDED IN NEXT YEAR'S PROXY STATEMENT

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2018 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary at our principal executive offices, located at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380, no later than November 25, 2017.

Director Nominations and Stockholder Proposals for Presentation at the 2018 Annual Meeting

In addition to stockholder proposals submitted pursuant to the requirements of Rule 14a-8 as specified above, and as more specifically provided for in Section 2.8 of our Bylaws or the "proxy access" provisions of our Bylaws, for a nomination of persons for election to the Board or a proposal of business to be properly brought before the 2018 annual meeting, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote and who complies with the applicable notice procedures set forth in our Bylaws. A stockholder making a nomination for election to the Board or a proposal of business for the 2018 annual meeting must deliver proper notice to our Corporate Secretary (c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com) not earlier than the close of business on the 120th calendar day prior to the first anniversary of the date of the 2017 Annual Meeting nor later than the close of business on the 90th calendar day prior to the first anniversary of the 2017 Annual Meeting. In other words, for a stockholder nomination for election to the Board (either pursuant to Section 2.8 of our Bylaws or the "proxy access" provisions of our Bylaws) or a proposal of business to be considered at the 2018 annual meeting, it should be properly submitted to our Corporate Secretary no earlier than Thursday, January 5, 2018 and no later than Saturday, February 4, 2018. If the date of our 2018 annual meeting changes by more than 30 calendar days before May 5, 2018 or more than 70 calendar days after May 5, 2018, then stockholder nominations and proposals must be received not earlier than the close of business on the 120th calendar day prior to the date of the 2018 annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of the 2018 annual meeting or the 10th calendar day following the calendar day on which public announcement of the date of 2018 annual meeting is first made by us. For additional information about stockholder nominations and proposals, see "Corporate Governance—Director Nomination Process."

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PART 8	ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our common stock as of March 10, 2017 by:

•
each person who we know owns beneficially more than 5% of our common stock;

•
each of our directors and nominees;

•
each of our NEOs; and

•
all of our executive officers and directors as a group.

Under the regulations of the SEC, shares are generally deemed to be "beneficially owned" by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of March 10, 2017. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Common Stock Beneficially Owned(1)

Name of Beneficial Owner	Shares	Percent(2)

5% OR MORE BENEFICIAL OWNERS (EXCEPT OFFICERS AND DIRECTORS):

The Huntsman Foundation	18,082,000	7.5%

Huntsman Family Holdings Company LLC	11,133,702	4.6%

The Vanguard Group, Inc.(3)	18,545,857	7.7%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Jon M. Huntsman(4)	30,032,851	12.5%

Nolan D. Archibald(5)	594,966	*

Mary C. Beckerle(6)	56,091	*

M. Anthony Burns	67,580	*

Peter R. Huntsman(7)	8,298,109	3.5%

Sir Robert J. Margetts(8)	64,186	*

Wayne A. Reaud(9)	1,531,862	*

Alvin V. Shoemaker(10)	176,953	*

J. Kimo Esplin(11)	1,297,519	*

Anthony P. Hankins(12)	859,623	*

David M. Stryker(13)	216,285	*

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (21 persons)(4)(7)(14)	45,532,076	19.00%

*
Less than 1%
(1)
The address of each beneficial owner is c/o Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 and such beneficial owner has sole voting and dispositive power over such shares (except as described below).
(2)
Based upon an aggregate of 239,623,928 shares of common stock outstanding on March 10, 2017.
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(3)
As reported in Schedule 13G filed with the SEC on February 10, 2017 by The Vanguard Group, Inc. Based on such 13G filing, The Vanguard Group, Inc. has sole voting power over 119,973 shares, shared voting power over 23,413 shares, sole dispositive power over 18,413,108 shares and shared dispositive power over 132,749 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 109,336 shares and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 34,050 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
Includes options to purchase 118,333 shares of common stock that are exercisable within 60 days of March 10, 2017. Includes the following shares of which Jon M. Huntsman may be deemed to be the beneficial owner: (a) 11,133,702 shares held by Huntsman Family Holdings Company LLC, by virtue of being the holder of a significant percentage of ownership interests in that company, (b) 22,900 shares held by the Karen H. Huntsman Inheritance Trust, by virtue of being the spouse of the trustee of such trust, and (c) 18,082,000 shares held by The Huntsman Foundation, by virtue of having the right to appoint all trustees on the Board of Trustees of such foundation and the right to remove any such trustees with or without cause or for any reason. The Huntsman Foundation has pledged 13,500,000 of such shares in which Jon M. Huntsman has no financial interest. Jon M. Huntsman expressly disclaims beneficial ownership of any shares held by Huntsman Family Holdings Company LLC, except to the extent of his pecuniary interest therein and any shares held by the Karen H. Huntsman Inheritance Trust or The Huntsman Foundation. Jon M. Huntsman has pledged 2,900,000 of his personal shares as security for bank loans to cover philanthropic donations.
(5)
Includes 74,155 vested stock units, the shares underlying that will be deliverable upon termination of service.
(6)
Includes 51,584 vested stock units, the shares underlying that will be deliverable upon termination of service.
(7)
Includes options to purchase 2,308,906 shares of common stock that are exercisable within 60 days of March 10, 2017. Also includes the following shares of which Peter R. Huntsman may be deemed to be the beneficial owner: (a) 191,000 shares that are held by his spouse as Uniform Gifts to Minors Act custodian for six of Peter R. Huntsman's children, (b) 843,657 shares that are held by his spouse as Utah Uniform Transfers to Minors Act custodian for each of Peter R. Huntsman's eight children, and (c) 933,328 shares held by P&B Capital, L.C. for which he and his spouse are the only managers and members. Peter R. Huntsman expressly disclaims beneficial ownership of any shares held by his spouse.
(8)
Includes 64,186 vested stock units, the shares underlying that will be deliverable upon termination of service.
(9)
Includes 152,762 vested stock units, the shares underlying that will be deliverable upon termination of service.
(10)
Includes 118,063 vested stock units, the shares underlying that will be deliverable upon termination of service.
(11)
Includes options to purchase 799,919 shares of common stock that are exercisable within 60 days of March 10, 2017.
(12)
Includes options to purchase 497,008 shares of common stock that are exercisable within 60 days of March 10, 2017.
(13)
Includes options to purchase 121,131 shares of common stock that are exercisable within 60 days of March 10, 2017.
(14)
Includes options to purchase a total of 5,321,392 shares of common stock that are exercisable within 60 days of March 10, 2017, and a total of 460,750 vested stock units, the shares underlying that will be delivered to the applicable holder upon termination of service.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, among others, to file with the SEC and the NYSE an initial report of ownership of our common stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to Huntsman stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our common stock by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during 2016 all of our executive officers, directors and greater than 10% holders filed the reports required to be filed under Section 16(a) on a timely basis under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES AND PROCEDURES

Effective February 1, 2007, the Board adopted a Related Party Transactions Policy, which includes the procedures for review, approval and monitoring of transactions involving our company and "related persons" (directors, executive officers, stockholders owning five percent or greater of our common stock, or their respective immediate family members). The policy covers any transaction involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest.

The Compensation Committee reviews and approves all compensation paid to family members of directors and executive officers. All other related person transactions must be approved by the Audit Committee, which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, our interests. In evaluating the transaction, the Audit Committee will consider all relevant factors, including as applicable (1) the benefit to us in entering into the transaction; (2) the alternatives to entering into a related person transaction; and (3) whether the transaction is on terms comparable to those available to third parties.

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HUNTSMAN CORPORATION : PROXY STATEMENT

If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance of its consummation. The Audit Committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable, or not inconsistent with such circumstances, to amend or terminate the transaction and will review the transaction annually to determine whether it continues to be in our interests.

The Compensation Committee approved the 2016 compensation decisions described below. The Audit Committee approved all other transactions described below, which were entered into after February 1, 2007 in accordance with the Related Party Transactions Policy, and continues to monitor arrangements described below consistent with the Related Party Transactions Policy.

TRANSACTIONS

Aircraft Sublease.    Our subsidiary Airstar Corporation ("Airstar") subleases a Gulfstream IV-SP Aircraft (the "Aircraft") from Jstar Corporation ("Jstar"), a corporation wholly owned by Jon M. Huntsman pursuant to a lease arrangement that expires in 2021. Under this arrangement, Airstar makes monthly sublease payments to Jstar of $122,996 and an aggregate of $6.95 million is payable through the end of the lease term. These monthly sublease payments are equal to the financing costs paid by Jstar to a leasing company and the arrangement does not result in a financial benefit to Jstar.

Office Building Lease.    We occupy and use a portion of an office building owned by the Huntsman Foundation, a private charitable foundation established by Jon M. and Karen H. Huntsman to further the charitable interests of the Huntsman family, pursuant to a lease. With the scheduled transition of employees to The Woodlands, Texas, the original lease was reduced by 50% effective February 2, 2016. During 2016, we made payments of $912,716 to the Huntsman Foundation under the lease, which includes a contractual 2% increase from 2015. The lease expires on December 31, 2018, subject to a five-year extension at our option.

Consulting Agreement.    Effective August 31, 2015, we entered into a Consulting Agreement with Jon M. Huntsman, Jr., one of our former directors and the former governor of Utah and U.S. Ambassador to Singapore and China. Pursuant to the Consulting Agreement, Jon M. Huntsman, Jr. agreed to: provide strategic advice to senior management and the board of the Company on political, economic and business matters; support development and continued maintenance of the Company's high value customers and significant business relationships across all regions; support development and continued maintenance of governmental and business relationships in developing economic regions, particularly in connection with markets and opportunities in India, China and Southeast Asia; participate in negotiations and discussions with business executives and leaders, government officials and/or dignitaries; and participate in such other meetings or discussions as may be requested by senior management of the Company upon reasonable notice. In exchange for these services, we agreed to pay Jon M. Huntsman, Jr. $50,000 per month through the term of the Consulting Agreement and up to $200,000 in additional compensation based on achievement of designated results as determined by the Board. The Consulting Agreement was renewed for one year effective August 31, 2016, subject to our right to extend the agreement for additional one year terms. Jon M. Huntsman, Jr. is the son of our Executive Chairman, Jon M. Huntsman and the brother of our Chief Executive Officer, Peter R. Huntsman.

Reimbursed employee.    Eight individuals who work for entities owned or controlled by Jon M. Huntsman are on our company's payroll, for which we are fully reimbursed and paid an administrative fee. One of these employees was paid compensation in excess of $120,000 in 2016 ($127,400).

Other Transactions with the Huntsman Family.    The following table shows compensation paid to members of the Huntsman family (other than NEOs and directors as disclosed herein) for services as officers or employees in fiscal 2016 that involve amounts exceeding $120,000. All amounts paid for 2016 were approved by the Compensation Committee, which reviews and approves all annual and other compensation arrangements and components for corporate and executive officers and their family members who are employees.

Employee	Salary	Stock Awards(4)	Option Awards(5)	Non-Equity Incentive Plan Compensation(6)	Other Compensation

James H. Huntsman(1)	$229,167	—	—	—	$43,117	(7)

Peter R. Huntsman, Jr.(2)	$151,000	$60,000	—	$24,142	$437,950	(8)

John Calder(3)	$156,000	$60,000	—	$48,055	$307,813	(9)

(1)
James Huntsman was the Division President of our Advanced Materials business, a position he resigned from on June 1, 2016. He is the son of Jon M. Huntsman, our Executive Chairman, and the brother of Peter R. Huntsman, our CEO. In connection with his departure, we paid Mr. Huntsman $43,117 for earned but unused vacation.
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HUNTSMAN CORPORATION : PROXY STATEMENT
(2)
Peter Huntsman, Jr. is a Global Marketing Manager for our Performance Products business. He is the grandson of Jon M. Huntsman, our Executive Chairman, and the son of Peter R. Huntsman, our CEO.
(3)
Mr. Calder is Director, Corporate Development. He is the son-in-law of Peter R. Huntsman, our CEO.
(4)
This column reflects the aggregate grant date fair value of restricted stock and performance share units granted on February 3, 2016. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date.
(5)
This column reflects the aggregate grant date fair value of stock options granted on February 3, 2016. The stock options vest ratably in three equal annual installments beginning on the first anniversary of the grant date.
(6)
This column reflects the cash performance awards that were earned for 2016.
(7)
In connection with his departure, we paid Mr. Huntsman $43,117 for earned but unused vacation.
(8)
In 2016, we incurred final costs to close-out Peter Huntsman, Jr.'s foreign assignment in Singapore, including $259,710 for temporary living, commuting, return-home relocation, and children's education expenses. In addition, we incurred $177,880 in tax gross-ups and equalization associated with Peter Huntsman Jr.'s foreign assignment.
(9)
In 2016, we incurred final costs to close-out John Calder's foreign assignment in Germany and the United Kingdom, including $3,696 in international location allowances and adjustments and $266,076 for temporary living, commuting, children's education, relocation, and repatriation expenses. In addition, we incurred $22,041 in tax gross-ups associated with Mr. Calder's foreign assignment. We also paid $16,000 as an air travel allowance on Mr. Calder's behalf pursuant to our Business Expense and Travel Policy in which an employee is paid up to $2,000 per round trip when authorized to fly business class but chooses to fly coach.

Peter Huntsman, Jr. and Mr. Calder continue to be employees and we expect to pay them compensation and other benefits in 2017 similar to those paid in 2016.

NOTICE AND ACCESS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 4, 2017:

The Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2017 Annual Meeting of Stockholders and the 2016 Annual Report are available at https://materials.proxyvote.com/447011.

We are furnishing the proxy materials to a number of our stockholders under the SEC's notice and access rules. Stockholders may also receive printed copies of each of these documents without charge by contacting Huntsman Investor Relations, attention Kurt Ogden, by mail at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380, by phone at (281) 719-4610 or by e-mail at ir@huntsman.com.

OTHER INFORMATION

We may send a single Notice of Internet Availability or set of proxy materials, as applicable, and other stockholder communications to any household at which two or more stockholders reside unless we have received contrary instructions from those stockholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The Notice of Internet Availability, proxy materials and other stockholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our Notice of Internet Availability or proxy materials, as applicable, for each stockholder sharing your address in the future, please contact us by mail in care of Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717, or by calling 1-800-542-1061, and we will promptly deliver to you the requested material. If you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this householding practice for future mailings, please contact your broker, bank or other nominee.

Stockholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates by mail to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, or by telephone at 1-866-210-6997. Computershare may also be reached through its website at www.computershare.com.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 3, 2017. Have this proxy card in hand when you access the web site and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS PROXY SERVICES C/O COMPUTERSHARE INVESTOR SERVICES P.O. BOX 43102 PROVIDENCE, RI 02940-5068 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 3, 2017. Have this proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it by May 3, 2017 in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON If you would like to attend the Annual Meeting of Stockholders and vote in person, please review the requirements in the Questions and Answers section of the Proxy Statement. For directions to and a map of the location of the Annual Meeting of Stockholders visit the company's website at www.huntsman.com and click on the "Investor Relations" link. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E18988-P88282 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. HUNTSMAN CORPORATION The Board of Directors recommends you vote FOR the following: 1.Election of the following eight nominees as directors Nominees: For Withhold For All AllAllExcept ! !! 01) 02) 03) 04) Nolan D. Archibald Mary C. Beckerle M. Anthony Burns Jon M. Huntsman 05) 06) 07) 08) Peter R. Huntsman Sir Robert J. Margetts Wayne A. Reaud Alvin V. Shoemaker For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! 1 Year 2 Years ! 3 Years ! Abstain 2. Advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote 1 YEAR for the following proposal: ! ! For ! Against ! Abstain 3. Advisory vote to approve the frequency of advisory votes on named executive officer compensation. The Board of Directors recommends you vote FOR the following proposal: ! ! ! 4. Ratification of the appointment of Deloitte & Touche LLP as Huntsman Corporation's independent registered public accounting firm for the year ending December 31, 2017. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 4, 2017: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2016 are available at www.proxyvote.com. E18989-P88282 HUNTSMAN CORPORATION Annual Meeting of Stockholders May 4, 2017 at 8:30 AM, CDT This proxy is solicited by the Board of Directors The undersigned stockholder of Huntsman Corporation hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2017 Annual Meeting of Stockholders and hereby appoints Peter R. Huntsman and David M. Stryker and each of them, acting individually, with full power of substitution in each, as proxies of the undersigned, to represent the undersigned and vote all shares of Huntsman Corporation common stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 4, 2017, and at any adjournment or postponement thereof, as indicated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the nominees set forth in proposal 1, FOR proposal 2, 1 YEAR for proposal 3 and FOR proposal 4. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the 2017 Annual Meeting of Stockholders and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes all proxies previously given by the undersigned to vote at the 2017 Annual Meeting of Stockholders or any adjournment or postponement thereof. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side) V.1.1 Address Changes/Comments: